UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 28, 2011

Fundamental Equity Value Funds
Growth and Income
Large Cap Value
Mid Cap Value
Small Cap Value

Goldman Sachs Fundamental Equity Value Funds

■	GROWTH AND INCOME

■	LARGE CAP VALUE

■	MID CAP VALUE

■	SMALL CAP VALUE

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedules of Investments	28

Financial Statements	42

Notes to Financial Statements	48

Financial Highlights	60

Other Information	68

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Growth and Income Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

The Goldman Sachs Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may also invest in foreign securities, including emerging country securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

What Differentiates the Goldman Sachs Fundamental Equity Value Investment Process?

Goldman Sachs’ Fundamental Equity Value Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach may include:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers

We seek to invest in companies:

■	When market uncertainty exists

■	When their economic value is not recognized by the market

We buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that strive to offer:

■ Capital appreciation potential as each company’s true value is recognized in the marketplace
■ Investment style consistency

MARKET REVIEW

Goldman Sachs Fundamental Equity Value Funds

Market Review

Overall, U.S. equities rallied robustly during the six months ended February 28, 2011 (the “Reporting Period”), with the Standard & Poor’s 500® Index (the “S&P 500 Index”) posting a return of 27.73% and the Russell 3000® Index generating a 29.34% return. Such strong performance in general reflected healthy corporate earnings, improving confidence in the U.S. economic recovery and, later in the Reporting Period, investors’ shift toward the developed markets and away from the higher growth economies of the emerging markets given heightened inflation concerns and increased geopolitical risk.

As the Reporting Period began in September 2010, U.S. equities, as measured by the S&P 500 Index, rose 8.8% — the highest September return since 1939 — as stocks rebounded from a lackluster summer dominated by macroeconomic stresses. Concerns included those regarding the U.S. economic recovery losing steam, ongoing European sovereign debt crises, and the possibility that a slowdown in China’s growth might impact the global economic recovery. However through September and October, U.S. equity markets rallied on strong corporate earnings and confidence that the Federal Reserve (“the Fed”) was willing to take further action to boost the U.S. economy, if necessary.

Despite the Fed’s gloomy prediction that unemployment would remain stubbornly high through 2011, U.S. equity markets were buoyed by a number of positive economic data points through November and December. U.S. economic growth for the third quarter of 2010 was revised up to a 2.5% annualized rate from the earlier estimate of 2%, and robust retail sales figures and strong increases in purchasing and manufacturing surveys were reported. U.S. equity markets also continued to reflect confidence in accommodative monetary and fiscal policy, including the formal announcement of a second round of quantitative easing by the Fed in November and the extension of tax cuts by the U.S. government in December.

As 2011 began, U.S. equities overall maintained their positive momentum, with the S&P 500 Index gaining 5.9% in the first two months of the new year. Unrest in the Arab nations, particularly the fall of Egypt’s Mubarak government and violent clashes in Libya, prompted investor flows from emerging to developed equity markets, such as the U.S.A. continued concern that rising inflation in many of the high growth emerging market economies would prompt interest rate increases also supported reallocation of investment monies to developed market equities.

For the Reporting Period overall, cyclical sectors generally outperformed, reflecting investor optimism regarding economic recovery. For example, energy stocks were strong outperformers for most of the Reporting Period. Oil prices began to rise early in the Reporting Period on expectations of global demand growth accompanying a recovering economy. Oil prices then climbed to more than $90 per barrel during December, a high for 2010 and a level not seen since late 2008. By the end of the Reporting Period, crude oil prices spiked to close February at approximately $97 per barrel, with Brent crude prices even higher at nearly $112 per barrel, as political uncertainty in Libya, a significant oil producer, sparked supply fears. The materials sector also posted strong gains for much of the Reporting Period, as the prices of commodities, such as steel and copper, rose sharply on healthy demand. Conversely, more defensive sectors, such as utilities, telecommunication services and health care, lagged during the Reporting Period.

MARKET REVIEW

From a capitalization perspective, small-cap companies, which tend to be more cyclical and outperform in bullish markets, performed best, followed by mid-cap companies and then large-cap companies. Growth stocks outpaced value stocks across the capitalization spectrum. (All as measured by Russell Investments indices.)

Looking Ahead

At the end of the Reporting Period, we believed there were many reasons to be constructive on the U.S. equity market for the remainder of the year. In our view, valuations were compelling on both absolute and relative levels. While stocks overall had enjoyed strong performance since their March 2009 trough, many were still trading at attractive levels versus their historical average based on free cash flow yield and price/book ratios. Second, the fundamentals of many companies remained strong, with low levels of debt, high levels of cash and improving corporate profits. High cash levels and strong balance sheets bode well, we believed, for capital expenditures — the fuel for long-term growth. We also expect management teams to be focused on capital redeployment through mergers and acquisitions, share buybacks and deleveraging of balance sheets, thereby providing further catalyst for growth. Third, in our view, recent government actions have created an environment that is more conducive for businesses to grow. In turn, we believe U.S. equity returns may well be driven in the months ahead by a reacceleration in earnings growth and by corporate activity. We believe robust fundamentals, reasonable valuations and an attractive market environment represent a compelling risk and reward opportunity for the U.S. equity market overall.

Given this backdrop, we believe the remainder of 2011 should be fertile ground for stock-picking. The trends that were headwinds for stock pickers in 2010, including historically high levels of correlation, had already started to reverse by the end of the Reporting Period. The market appeared to be shifting its focus from the macro, i.e. broad economic, political and monetary conditions, to the micro, i.e. company specifics, now that valuation and volatility levels have normalized from extremes. A recent increase in merger and acquisition activity has contributed to the trend toward greater stock level performance differentiation, especially between higher and lower quality stocks trading, at the end of the Reporting Period, at comparable valuations. Further, there has been a reduction of regulatory uncertainty with the passage of financial reform and health care reform, and more clarity is expected on drilling requirements and best practices in energy as 2011 progresses.

The combination of these factors, we believe, should create a favorable stock picking environment over the months ahead, particularly for our investment approach. We maintain our discipline as we seek companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value. As always, deep research resources, a forward-looking investment process and truly actively managed portfolios are keys, in our view, to both preserving capital and outperforming the market over the long term.

PORTFOLIO RESULTS

Goldman Sachs Growth and Income Fund

Portfolio Composition

The Fund invests primarily in large-cap U.S. equity investments that are believed to be undervalued. Under normal circumstances, the Fund invests at least 65% of its total assets in equity investments that the Goldman Sachs Value Equity Investment Team considers to have favorable prospects for capital appreciation and/or dividend-paying ability. Although the Fund will invest primarily in publicly traded U.S. securities, including preferred and convertible securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest up to 35% of its total assets in fixed income securities, such as government, corporate and bank debt obligations, that offer the potential to further the Fund’s investment objective of long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Growth and Income Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 25.03%, 24.62%, 24.59%, 25.24%, 25.00%, 25.22% and 24.91%, respectively. These returns compare to the 26.30% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, utilities and consumer staples sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in diversified manufacturing and technology company Honeywell International, independent oil and gas exploration and production company Newfield Exploration and computer memory device company EMC.

Honeywell International was the best performing stock in the Fund’s portfolio during the Reporting Period. The company was a strong contributor to Fund results, as its share price rose after it announced a change to its method of pension accounting. Under the new method, volatility of pension expenses will decrease, which should lead to more stable corporate earnings going forward. In addition, the company experienced multiple upgrades from analysts and confirmed positive guidance for its business.

Newfield Exploration was a top contributor to the Fund’s results, as rising oil prices boosted its stock during the Reporting Period. The company’s performance was also positively influenced by strong growth prospects from oil-rich basins where it operates, including the Eagle Ford shale, the Monument Butte oilfield and the Bakken shale.

PORTFOLIO RESULTS

During the Reporting Period, shares of EMC rose after the company reported a jump in net income, reflecting growing demand for data storage systems as companies embrace the trend of cloud computing (i.e., Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid).

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in diversified consumer foods company General Mills and utilities companies Entergy and American Electric Power.

Shares of consumer staples company General Mills were pressured during the Reporting Period by investor concerns over the impact of inflation on its profit margins. Despite these headwinds, we maintained conviction in this company, as we believe both that its diverse portfolio of products has above-average growth opportunities and that its established history of product innovation should enable it to gain market share and expand into new categories.

Entergy, an electric power production and retail distribution company, detracted from the Fund’s results during the Reporting Period due primarily to weak power prices. In addition, the market responded negatively to Entergy’s inability to sell its Vermont Yankee nuclear plant.

The Fund’s holding in American Electric Power, one of the nation’s largest generators and distributors of electricity, detracted from results. American Electric Power performed approximately in line with other utilities companies, but the utilities sector overall underperformed the Russell Index during the Reporting Period. Somewhat offsetting this was the positive effect of the Fund’s underweighted allocation to the lagging utilities sector relative to the Russell Index.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we were constructive on select oil services companies that we thought would benefit from an ongoing increase in oil prices as well as from a strong international up-cycle for oil services anticipated to take place over the next couple of years. As such, we initiated a Fund position in Schlumberger, a leading global oilfield services company with strong market share in deep water drilling. As Schlumberger has a clear, leading position in the international markets, we believe that Schlumberger should be a primary beneficiary of the international oil services recovery that is anticipated to materialize later in 2011 and be more robust in 2012. We particularly favored Schlumberger because of what we considered to be its strong management team and balance sheet.

We added to select global franchises with increased exposure to developing market revenue streams as well as secular growth stories with what we believed to be compelling valuations. One such example was Israel-based health care company Teva Pharmaceutical Industries, a new position we initiated during the Reporting Period. Teva Pharmaceutical Industries is a global leader in the generic drug market that derives more than half its revenues from the U.S. We believe the company should be well positioned to benefit from the wave of patent expirations occurring in 2012-2013. In addition to its leading global generics business, Teva Pharmaceutical Industries owns a handful of branded franchises, including, most notably, the biotechnology drug Copaxone, which has the leading share in the treatment of multiple sclerosis.

Broadly speaking, during the Reporting Period we sought to take advantage of the market rally to realize gains and redeploy capital into securities with what we considered to have more upside potential. For example, in health care, we sold the Fund’s position in Johnson & Johnson, a pharmaceutical, medical devices and consumer packaged goods manufacturer, in favor of investments in stocks within the sector we believed to have greater potential upside.

In utilities, we eliminated the Fund’s position in FirstEnergy, as declining power prices negatively impacted a subsidiary of the company. Despite having a strong dividend yield, we were concerned about FirstEnergy’s ability to achieve strong returns in the near term.

PORTFOLIO RESULTS

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to financials, information technology and telecommunication services increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in consumer staples, health care and utilities decreased.

Q	How was the Fund positioned relative to the Russell Index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the financials, information technology and industrials sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, energy, consumer staples and utilities and was rather neutrally weighted to the Russell Index in consumer discretionary, materials and telecommunication services.

FUND BASICS

Growth and Income Fund
as of February 28, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010–February 28, 2011	(based on NAV)[1]	Value Index[2]

Class A	25.03%	26.30%
Class B	24.62	26.30
Class C	24.59	26.30
Institutional	25.24	26.30
Service	25.00	26.30
Class IR	25.22	26.30
Class R	24.91	26.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	5.35%	-0.07%	1.91%	5.87%	2/5/93
Class B4	5.62	-0.09	1.85	3.69	5/1/96
Class C	9.67	0.31	1.72	0.60	8/15/97
Institutional	11.82	1.45	2.88	4.42	6/3/96
Service	11.38	0.96	2.38	4.03	3/6/96
Class IR	11.79	N/A	N/A	-5.01	11/30/07
Class R	11.20	N/A	N/A	-5.46	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.18%
Class B	1.92	1.93
Class C	1.92	1.93
Institutional	0.77	0.78
Service	1.27	1.28
Class IR	0.92	0.93
Class R	1.42	1.43

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.7%	Diversified Financial Services
General Electric Co.	4.3	Industrial Conglomerates
Devon Energy Corp.	3.0	Oil, Gas & Consumable Fuels
Bank of America Corp.	2.9	Diversified Financial Services
Prudential Financial, Inc.	2.8	Insurance
Newfield Exploration Co.	2.8	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	2.7	Pharmaceuticals
Occidental Petroleum Corp.	2.4	Oil, Gas & Consumable Fuels
EMC Corp.	2.4	Computers & Peripherals
Comcast Corp. Class A	2.3	Media

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in large-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in value opportunities that the Goldman Sachs Value Equity Investment Team defines as companies with identifiable competitive advantages whose intrinsic value is not reflected in the stock price. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities quoted in foreign currencies. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Large Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 26.64%, 26.24%, 26.23%, 26.94%, 26.52%, 26.81% and 26.45%, respectively. These returns compare to the 26.30% cumulative total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the financials, information technology and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, utilities and consumer staples sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in diversified manufacturing and technology company Honeywell International, independent oil and gas exploration and production company Newfield Exploration and computer memory device company EMC.

Honeywell International was the best performing stock in the Fund’s portfolio during the Reporting Period. The company was a strong contributor to Fund results, as its share price rose after it announced a change to its method of pension accounting. Under the new method, volatility of pension expenses will decrease, which should lead to more stable corporate earnings going forward. In addition, the company experienced multiple upgrades from analysts and confirmed positive guidance for its business.

Newfield Exploration was a top contributor to the Fund’s results, as rising oil prices boosted its stock during the Reporting Period. The company’s performance was also positively influenced by strong growth prospects from oil- rich basins where it operates, including the Eagle Ford shale, the Monument Butte oilfield and the Bakken shale.

PORTFOLIO RESULTS

During the Reporting Period, shares of EMC rose after the company reported a jump in net income, reflecting growing demand for data storage systems as companies embrace the trend of cloud computing (i.e., Internet-based computing, whereby shared resources, software and information are provided to computers and other devices on demand, like the electricity grid).

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in diversified consumer foods company General Mills and utilities companies Entergy and American Electric Power.

Shares of consumer staples company General Mills were pressured during the Reporting Period by investor concerns over the impact of inflation on its profit margins. Despite these headwinds, we maintained conviction in this company, as we believe both that its diverse portfolio of products has above-average growth opportunities and that its established history of product innovation should enable it to gain market share and expand into new categories.

Entergy, an electric power production and retail distribution company, detracted from the Fund’s results during the Reporting Period due primarily to weak power prices. In addition, the market responded negatively to Entergy’s inability to sell its Vermont Yankee nuclear plant.

The Fund’s holding in American Electric Power, one of the nation’s largest generators and distributors of electricity, detracted from results. American Electric Power performed approximately in line with other utilities companies, but the utilities sector overall underperformed the Russell Index during the Reporting Period. Somewhat offsetting this was the positive effect of the Fund’s underweighted allocation to the lagging utilities sector relative to the Russell Index.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we were constructive on select oil services companies that we thought would benefit from an ongoing increase in oil prices as well as from a strong international up-cycle for oil services anticipated to take place over the next couple of years. As such, we initiated a Fund position in Schlumberger, a leading global oil service franchise with strong market share in deep water drilling. As Schlumberger has a clear, leading position in the international markets, we believe that Schlumberger should be a primary beneficiary of the international oil services recovery that is anticipated to materialize later in 2011 and be more robust in 2012. We particularly favored Schlumberger because of what we considered to be its strong management team and balance sheet.

We added to select global franchises with increased exposure to developing market revenue streams as well as secular growth stories with what we believed to be compelling valuations. One such example was Israel-based health care company Teva Pharmaceutical Industries, a new position we initiated during the Reporting Period. Teva Pharmaceutical Industries is a global leader in the generic drug market that derives more than half its revenues from the U.S. We believe the company should be well positioned to benefit from the wave of patent expirations occurring in 2012-2013. In addition to its leading global generics business, Teva Pharmaceutical Industries owns a handful of branded franchises, including, most notably, the biotechnology drug Copaxone, which has the leading share in the treatment of multiple sclerosis.

PORTFOLIO RESULTS

Broadly speaking, during the Reporting Period we sought to take advantage of the market rally to realize gains and redeploy capital into securities with what we considered to have more upside potential. For example, in health care, we sold the Fund’s position in Johnson & Johnson, a pharmaceutical, medical devices and consumer packaged goods manufacturer, in favor of investments in stocks within the sector we believed to have greater potential upside.

In energy, we eliminated the Fund’s position in oilfield services company Halliburton, as its stock was a strong performer for the Reporting Period and showed less upside potential, in our view, than other energy names with similar prospects.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, financials and telecommunication services increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in consumer staples, health care and utilities decreased.

Q	How was the Fund positioned relative to the Russell Index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in the consumer discretionary and information technology sectors. On the same date, the Fund had underweighted positions compared to the Russell Index in health care, telecommunication services, energy, utilities and consumer staples and was rather neutrally weighted to the Russell Index in financials, industrials and materials.

FUND BASICS

Large Cap Value Fund
as of February 28, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2010–February 28, 2011	(based on NAV)[1]	Value Index[2]

Class A	26.64%	26.30%
Class B	26.24	26.30
Class C	26.23	26.30
Institutional	26.94	26.30
Service	26.52	26.30
Class IR	26.81	26.30
Class R	26.45	26.30

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	5.92%	0.32%	2.85%	3.48%	12/15/99
Class B4	6.20	0.30	2.81	3.44	12/15/99
Class C	10.28	0.72	2.66	3.22	12/15/99
Institutional	12.56	1.87	3.85	4.41	12/15/99
Service	11.96	1.37	3.36	3.94	12/15/99
Class IR	12.32	N/A	N/A	-3.84	11/30/07
Class R	11.76	N/A	N/A	-4.26	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27
Class IR	0.92	0.92
Class R	1.42	1.42

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	4.8%	Diversified Financial Services
General Electric Co.	4.3	Industrial Conglomerates
Devon Energy Corp.	3.1	Oil, Gas & Consumable Fuels
Bank of America Corp.	2.9	Diversified Financial Services
Newfield Exploration Co.	2.7	Oil, Gas & Consumable Fuels
Prudential Financial, Inc.	2.6	Insurance
Comcast Corp.	2.6	Media
U.S. Bancorp	2.6	Commercial Banks
Merck & Co., Inc.	2.5	Pharmaceuticals
Occidental Petroleum Corp.	2.4	Oil, Gas & Consumable Fuels

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Mid Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Value Index at the time of investment. The Fund seeks its investment objective of long-term capital appreciation by investing in mid-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Mid Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 30.66%, 30.22%, 30.18%, 30.96%, 30.63%, 30.87% and 30.51%, respectively. These returns compare to the 29.87% cumulative total return of the Fund’s benchmark, the Russell Midcap® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection overall contributed most to the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, consumer staples and materials sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the energy, telecommunication services and utilities sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in specialty chemical producer Huntsman, independent oil and gas exploration and production company Newfield Exploration and multimedia company CBS.

Huntsman benefited during the Reporting Period from significant pricing power, as it continued to operate in a business within the materials sector with high barriers to entry. The company also saw its shares advance during the Reporting Period after it raised guidance for the first time in two years.

Newfield Exploration was a top contributor to the Fund’s results, as rising oil prices boosted its stock during the Reporting Period. The company’s performance was also positively influenced by strong growth prospects from oil-rich basins where it operates, including the Eagle Ford shale, the Monument Butte oilfield and the Bakken shale.

Shares of CBS rose during the Reporting Period, as the company reported a significant increase in advertisement pricing and demonstrated new avenues for potentially profitable growth.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in wireless and wireline telecommunications services company Sprint Nextel, reinsurance company Everest Re Group and integrated electric and natural gas utility company SCANA.

Uncertainty around the funding status of wireless broadband services provider Clearwire pressured shares of the Fund’s holding in Sprint Nextel, which owns a stake in Clearwire. In the short term, we believe that Clearwire will be able to obtain funding that should relieve pressure on both Clearwire and Sprint Nextel shares. Sprint Nextel’s shares were also negatively affected by the company’s reports of weaker than expected earnings. While this announcement caused the company’s stock to decline, we believe there were significant long-term positives included in the earnings release as well. The company reported its second straight quarter of growth in new customers and showed notable improvement in postpaid churn, that is, the number of customers, bound by a contract and who pay a monthly sum in exchange for a given number of call minutes, who switch to a competitor, compared to one year prior. Together, we believe these factors should drive continued progress in the recovery of its business.

A position in Everest Re detracted from the Fund’s results, as reinsurance rates were under pressure during the Reporting Period. Excess capital in the system pushed down rates as multiple insurers competed for business. Low interest rates also negatively affected the company, as it earned less on investment income. Still, we maintained our conviction in the company, as it has proven to be a disciplined underwriter. It is our belief that when the reinsurance market turns, the company may well start growing book value again at a healthy rate. In addition, the company, in our view, may start to buy back shares with excess capital should confidence continue to return within the industry.

During the Reporting Period, SCANA performed in line with peer regulated utility names, which underperformed the broad equity market overall. However, we believe SCANA is a long-term investment story driven by favorable regulation, capital recovery mechanisms and a significant investment in a new nuclear plant that should drive its earnings growth in the years ahead.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we added to select energy holdings that we thought would benefit from an ongoing increase in oil prices. One such example was Cameron International, a global provider of pressure control, processing, flow control and compression systems, as well as project management and aftermarket services for the oil and gas and process industries. We opportunistically initiated the position in the Fund at a time when the relative valuation of its stock versus its peers became, in our view, compelling. In our view, Cameron International is positioned to benefit from a positive outlook on the oil services industry. More specifically, we believe Cameron International should benefit going forward from increased drilling in international deepwater markets and from anticipated growth in its maintenance/aftermarkets business given increased regulation in product specification requirements in the U.S. deepwater market.

Among real estate investment trusts (“REIT”), we were constructive on apartment fundamentals due to notably low supply, secular shifts away from home ownership and a continuing trend of reduced turnover. As such, we established a Fund position in Equity Residential, a REIT with 550 apartment communities in more than 20 states. We believe the company can achieve higher growth than most analysts expect and may also benefit from the refinancing of its debt in 2011 at lower interest rates.

Broadly speaking, during the Reporting Period we sought to take advantage of the market rally to realize gains and redeploy capital into securities with what we considered to have more upside potential. For example, in the materials sector, we eliminated the Fund’s position in CF Industries Holdings, a North American manufacturer and distributor of agricultural fertilizers, as the company had reported strong earnings and had reached our price target.

PORTFOLIO RESULTS

We also exited the Fund’s position in technology REIT Digital Realty Trust, which had previously benefited from attractive leasing terms and a high barrier to entry business niche. We became concerned that some of the company’s biggest clients would start to develop data centers internally, as the economics of doing so had begun to turn in favor of this strategy. Additionally, advancements in technology had created a secular headwind for the business as there was the potential for decreased demand for real estate space.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary and information technology increased compared to the Russell Index. The Fund’s allocations compared to the Russell Index in utilities decreased.

Q	How was the Fund positioned relative to the Russell Index at the end of February 2011?

A	At the end of February 2011, the Fund had overweighted positions relative to the Russell Index in consumer discretionary and telecommunication services. On the same date, the Fund had underweighted positions compared to the Russell Index in utilities, consumer staples and financials and was rather neutrally weighted to the Russell Index in energy, health care, industrials, information technology and materials.

FUND BASICS

Mid Cap Value Fund
as of February 28, 2011

PERFORMANCE REVIEW

September 1, 2010–February 28, 2011	Fund Total Return (based on NAV)[1]	Russell Midcap Value Index[2]

Class A	30.66%	29.87%
Class B	30.22	29.87
Class C	30.18	29.87
Institutional	30.96	29.87
Service	30.63	29.87
Class IR	30.87	29.87
Class R	30.51	29.87

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	17.51%	3.25%	8.40%	8.04%	8/15/97
Class B4	18.43	3.24	8.35	8.03	8/15/97
Class C	22.41	3.65	8.20	7.71	8/15/97
Institutional	24.85	4.85	9.45	11.46	8/1/95
Service	24.28	4.33	8.93	8.58	7/18/97
Class IR	24.68	N/A	N/A	2.00	11/30/07
Class R	24.06	N/A	N/A	26.03	1/6/09

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not represent future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.16%	1.16%
Class B	1.91	1.91
Class C	1.91	1.91
Institutional	0.76	0.76
Service	1.26	1.26
Class IR	0.91	0.91
Class R	1.41	1.41

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

Newfield Exploration Co.	3.0%	Oil, Gas & Consumable Fuels
Principal Financial Group, Inc.	2.1	Insurance
CBS Corp. Class B	1.8	Media
Lear Corp.	1.8	Auto Components
Cliffs Natural Resources, Inc.	1.7	Metals & Mining
Cameron International Corp.	1.6	Energy Equipment & Services
Xcel Energy, Inc.	1.6	Multi-Utilities
DISH Network Corp.	1.6	Media
Everest Re Group Ltd.	1.6	Insurance
The J.M. Smucker Co.	1.4	Food Products

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Fund

Portfolio Composition

The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. Under normal circumstances, the Fund’s investment horizon for ownership of stocks will be two to three years. The Fund seeks its investment objective of long-term capital appreciation by investing in small-cap U.S. equity investments that are believed to be undervalued or undiscovered by the marketplace. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000® Value Index at the time of investment and in fixed income securities, such as government, corporate and bank debt obligations.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Value Investment Team discusses the Goldman Sachs Small Cap Value Fund’s (the “Fund”) performance and positioning for the six-month period ended February 28, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 33.82%, 33.32%, 33.35%, 34.12%, 33.79%, 33.99% and 33.68%, respectively. These returns compare to the 34.31% cumulative total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Russell Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated robust double-digit absolute gains, but stock selection overall detracted most from the Fund’s performance relative to the Russell Index during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance?

A	Effective stock selection in the information technology, energy and utilities sectors helped the Fund’s performance most relative to the Russell Index. Detracting from the Fund’s relative results most was stock selection in the financials, materials and industrials sectors, where company-specific issues weighed on certain holdings.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Russell Index from positions in oil and gas exploration and production companies Rosetta Resources and Brigham Exploration and in airline AirTran Holdings.

Rosetta Resources and Brigham Exploration were top contributors to the Fund’s returns, as each benefited from strong oil prices during the Reporting Period. Rosetta Resources’ performance was also boosted by strong drilling results reported from its liquids-rich Eagle Ford shale operations. Brigham Exploration additionally benefited from continued strong results from its Bakken shale-based operations.

Shares of AirTran Holdings advanced after it was announced that the company would be acquired by Southwest Airlines at a significant premium.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Russell Index were positions in marine services provider Aegean Marine Petroleum Network, mortgage real estate investment trust (“REIT”) Cypress Sharpridge Investments and apartment REIT American Campus Communities.

PORTFOLIO RESULTS

The worst performing stock in the Fund’s portfolio during the Reporting Period was Aegean Marine Petroleum Network, a marine fuel logistics company that supplies and markets refined marine fuel and lubricants to ships in port and at sea. The company experienced an earnings miss due to excess capacity issues, softness in the maritime industry and ample supply of marine fuel, which combined to pressure its margins. While we intend to continue monitoring this position due to these recent headwinds, we maintained the Fund’s position in the company as we believed the stock was trading at an attractive valuation and that it has significant upside potential should the company begin to more fully utilize its capacity.

Both Cypress Sharpridge Investments and American Campus Communities detracted from the Fund’s results, as they are each conservatively-managed REITs that lagged the broader returns of the Russell Index. While we maintained the Fund’s positions in both at the end of the Reporting Period, we remained particularly constructive on American Campus Communities. We believe this apartment REIT continued to offer a compelling external growth story given its niche business potential to benefit from favorable secular trends in campus housing. American Campus Communities also has, we believe, a strong management team with a track record of making good decisions for its shareholders.

Q	How did the Fund use derivatives during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we added to select energy holdings that we thought would benefit from an ongoing increase in oil prices. One such example was Oil States International, a diversified solutions provider for the oil and gas industry and a name that the Fund has owned in the past. We re-initiated the position in Oil States International during the Reporting Period because we believe the stock may well benefit from a positive outlook on the oil service industry and the new regulatory environment. In our view, the company also has strong management and capital discipline. We expect its results to improve significantly with increased pricing and heightened activity in the U.S. and Canadian oil services industries.

In health care, we established a Fund position in ICON, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries. At the time of purchase, we believed that ICON was attractively valued and a market leader. Longer term, we expect the company to benefit from continued outsourcing as pharmaceutical companies look for more ways to contain and differentiate their cost structures.

The Fund benefited from a number of mergers and acquisitions during the Reporting Period, and we sought to take advantage of the subsequent boost in several of the participants’ stock prices to realize gains and redeploy capital into securities with what we considered to have more upside potential. For example, in energy, we sold out of the Fund’s position in Atlas Energy after the announcement during the Reporting Period that Chevron would acquire the pipeline company for a sizable premium. Similarly, in consumer discretionary, we exited the Fund’s position in Jo-Ann Stores, a specialty retailer of crafts and fabrics, after it was announced that it had agreed to a buyout with Leonard Green & Partners LP for a significant premium.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. We seek to outpace the Russell Index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its sector weights are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care and energy increased modestly compared to the Russell Index.

Q	How was the Fund positioned relative to the Russell Index at the end of February 2011?

A	At the end of February 2011, the Fund had a modestly overweight position relative to the Russell Index in consumer discretionary. On the same date, the Fund had a slightly underweighted position compared to the Russell Index in financials and was rather neutrally weighted to the Russell Index in consumer staples, energy, health care, industrials, information technology, materials, telecommunication services and utilities.

FUND BASICS

Small Cap Value Fund
as of February 28, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
September 1, 2010–February 28, 2011	(based on NAV)[1]	Value Index[2]

Class A	33.82%	34.31%
Class B	33.32	34.31
Class C	33.35	34.31
Institutional	34.12	34.31
Service	33.79	34.31
Class IR	33.99	34.31
Class R	33.68	34.31

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	18.96%	4.11%	9.14%	10.03%	10/22/92
Class B4	19.91	4.10	9.08	8.87	5/1/96
Class C	23.92	4.52	8.92	7.55	8/15/97
Institutional	26.37	5.73	10.21	8.80	8/15/97
Service	25.75	5.21	9.66	8.27	8/15/97
Class IR	26.18	N/A	N/A	5.00	11/30/07
Class R	25.54	N/A	N/A	4.51	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[4]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.48%	1.48%
Class B	2.23	2.23
Class C	2.23	2.23
Institutional	1.08	1.08
Service	1.58	1.58
Class IR	1.23	1.23
Class R	1.73	1.73

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 2/28/11[6]

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.8%	Electric Utilities
iShares Russell 2000 Value Index Fund	1.7	Exchanged Traded Fund
American Campus Communities, Inc.	1.3	Real Estate Investment Trusts
Southwest Gas Corp.	1.3	Gas Utilities
Rosetta Resources, Inc.	1.2	Oil, Gas & Consumable Fuels
Resolute Energy Corp.	1.1	Oil, Gas & Consumable Fuels
PolyOne Corp.	1.1	Chemicals
MFA Financial, Inc.	1.0	Real Estate Investment Trusts
National Retail Properties, Inc.	1.0	Real Estate Investment Trusts
American Equity Investment Life Holding Co.	1.0	Insurance

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]

As of February 28, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.8%
Aerospace & Defense – 4.5%
314,897	Honeywell International, Inc.	$18,235,685
262,257	The Boeing Co.	18,885,127

		37,120,812

Auto Components – 1.3%
262,875	Johnson Controls, Inc.	10,725,300

Automobiles* – 1.9%
480,733	Ford Motor Co.	7,235,032
246,602	General Motors Co.	8,268,565

		15,503,597

Beverages – 1.8%
240,992	PepsiCo., Inc.	15,283,713

Biotechnology* – 1.6%
105,664	Biogen Idec, Inc.	7,227,418
117,670	Celgene Corp.	6,248,277

		13,475,695

Capital Markets – 4.1%
306,930	Bank of New York Mellon Corp.	9,327,603
51,718	Franklin Resources, Inc.	6,496,815
432,487	Invesco Ltd.	11,607,951
140,458	State Street Corp.	6,281,282

		33,713,651

Chemicals – 2.2%
487,532	The Dow Chemical Co.	18,116,689

Commercial Banks – 5.3%
116,043	HSBC Holdings PLC ADR	6,392,809
192,737	PNC Financial Services Group, Inc.	11,891,873
313,739	SunTrust Banks, Inc.	9,465,505
588,034	U.S. Bancorp	16,306,183

		44,056,370

Computers & Peripherals* – 2.4%
722,663	EMC Corp.	19,663,660

Diversified Financial Services – 7.6%
1,647,550	Bank of America Corp.	23,543,489
835,149	JPMorgan Chase & Co.	38,993,107

		62,536,596

Diversified Telecommunication Services – 2.2%
311,864	CenturyLink, Inc.	12,842,559
306,521	Koninklijke (Royal) KPN NV ADR	4,974,836

		17,817,395

Electric Utilities – 3.8%
364,395	American Electric Power Co., Inc.	13,038,053
192,622	Entergy Corp.	13,714,686
86,399	NextEra Energy, Inc.	4,792,553

		31,545,292

Electrical Equipment – 0.6%
81,942	Emerson Electric Co.	4,888,660

Energy Equipment & Services – 2.1%
97,814	Schlumberger Ltd.	9,137,784
341,281	Weatherford International Ltd.*	8,252,174

		17,389,958

Food & Staples Retailing – 1.5%
382,645	CVS Caremark Corp.	12,650,244

Food Products – 4.1%
503,937	General Mills, Inc.	18,716,220
495,853	Unilever NV	14,994,595

		33,710,815

Health Care Equipment & Supplies – 1.6%
127,426	Baxter International, Inc.	6,772,692
896,299	Boston Scientific Corp.*	6,417,501

		13,190,193

Health Care Providers & Services – 1.7%
249,982	Aetna, Inc.	9,339,327
67,840	WellPoint, Inc.*	4,509,325

		13,848,652

Household Durables – 1.1%
487,737	Newell Rubbermaid, Inc.	9,432,834

Household Products – 0.7%
97,515	The Procter & Gamble Co.	6,148,321

Industrial Conglomerates – 4.3%
1,690,090	General Electric Co.	35,356,683

Insurance – 10.2%
163,245	Aflac, Inc.	9,608,601
116,999	Everest Re Group Ltd.	10,371,961
241,419	Marsh & McLennan Cos., Inc.	7,348,794
354,252	Prudential Financial, Inc.	23,320,409
344,723	The Allstate Corp.	10,955,297
390,493	The Hartford Financial Services Group, Inc.	11,558,593
181,772	The Travelers Cos., Inc.	10,893,596

		84,057,251

Internet Software & Services* – 1.3%
17,226	Google, Inc. Class A	10,566,428

Machinery – 0.9%
144,177	Illinois Tool Works, Inc.	7,799,976

Media – 4.4%
733,603	Comcast Corp. Class A	18,897,613
738,695	DISH Network Corp. Class A*	17,174,659

		36,072,272

Metals & Mining – 1.8%
150,332	Cliffs Natural Resources, Inc.	14,592,727

Multi-Utilities – 1.7%
311,372	PG&E Corp.	14,341,794

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 9.9%
272,643	Devon Energy Corp.	$24,930,476
130,836	ENI SpA ADR	6,391,339
86,337	Hess Corp.	7,513,909
312,794	Newfield Exploration Co.*	22,768,275
197,221	Occidental Petroleum Corp.	20,110,625

		81,714,624

Pharmaceuticals – 4.5%
696,792	Merck & Co., Inc.	22,694,516
290,752	Teva Pharmaceutical Industries Ltd. ADR	14,566,675

		37,261,191

Real Estate Investment Trusts – 2.1%
964,797	MFA Financial, Inc.	8,171,830
83,024	Simon Property Group, Inc.	9,135,961

		17,307,791

Semiconductors & Semiconductor Equipment – 1.0%
231,309	Texas Instruments, Inc.	8,236,913

Software – 2.0%
282,933	Adobe Systems, Inc.*	9,761,189
49,636	BMC Software, Inc.*	2,456,982
170,918	Microsoft Corp.	4,543,000

		16,761,171

Thrifts & Mortgage Finance – 0.5%
222,439	New York Community Bancorp, Inc.	4,150,712

Wireless Telecommunication Services* – 2.1%
3,885,127	Sprint Nextel Corp.	16,978,005

TOTAL COMMON STOCKS
(Cost $700,167,337)		$816,015,985

Shares	Rate	Value

Preferred Stock(a)(b) – 0.7%
JPMorgan Chase & Co.
5,480,000	7.900%	$5,965,035
(Cost $3,520,450)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 0.7%
Repurchase Agreement – 0.7%
Joint Repurchase Agreement Account II
$5,500,000	0.195%	03/01/11	$5,500,000
Maturity Value: $5,500,030
(Cost $5,500,000)

TOTAL INVESTMENTS – 100.2%
(Cost $709,187,787)			$827,481,020

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(1,868,773)

NET ASSETS – 100.0%			$825,612,247

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2011.

(c)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 40-41.

Investment Abbreviation:
ADR—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS LARGE CAP VALUE FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%
Aerospace & Defense – 4.4%
1,056,042	Honeywell International, Inc.	$61,155,392
878,352	The Boeing Co.	63,250,128

		124,405,520

Auto Components – 1.3%
899,368	Johnson Controls, Inc.	36,694,214

Automobiles* – 2.0%
1,957,148	Ford Motor Co.	29,455,078
765,423	General Motors Co.	25,664,633

		55,119,711

Beverages – 2.1%
923,478	PepsiCo., Inc.	58,566,975

Biotechnology* – 1.6%
356,923	Biogen Idec, Inc.	24,413,533
397,476	Celgene Corp.	21,105,976

		45,519,509

Capital Markets – 4.0%
660,257	Bank of New York Mellon Corp.	20,065,210
251,317	Franklin Resources, Inc.	31,570,442
1,310,727	Invesco Ltd.	35,179,913
582,545	State Street Corp.	26,051,412

		112,866,977

Chemicals – 2.2%
1,645,691	The Dow Chemical Co.	61,153,878

Commercial Banks – 5.4%
749,551	PNC Financial Services Group, Inc.	46,247,297
1,117,390	SunTrust Banks, Inc.	33,711,656
2,578,065	U.S. Bancorp	71,489,742

		151,448,695

Computers & Peripherals* – 2.2%
2,289,974	EMC Corp.	62,310,193

Consumer Finance* – 1.7%
3,225,206	SLM Corp.	47,797,553

Diversified Financial Services – 7.7%
5,722,860	Bank of America Corp.	81,779,669
2,851,926	JPMorgan Chase & Co.	133,156,425

		214,936,094

Diversified Telecommunication Services – 0.9%
633,414	CenturyLink, Inc.	26,083,988

Electric Utilities – 3.5%
1,145,999	American Electric Power Co., Inc.	41,003,844
596,854	Entergy Corp.	42,496,005
267,766	NextEra Energy, Inc.	14,852,980

		98,352,829

Electrical Equipment – 0.6%
275,833	Emerson Electric Co.	16,456,197

Energy Equipment & Services – 2.3%
322,774	Schlumberger Ltd.	30,153,547
1,449,491	Weatherford International Ltd.*	35,048,692

		65,202,239

Food & Staples Retailing – 1.5%
1,305,693	CVS Caremark Corp.	43,166,211

Food Products – 3.8%
1,517,007	General Mills, Inc.	56,341,640
1,658,296	Unilever NV	50,146,871

		106,488,511

Health Care Equipment & Supplies – 1.6%
425,410	Baxter International, Inc.	22,610,541
2,995,949	Boston Scientific Corp.*	21,450,995

		44,061,536

Health Care Providers & Services* – 2.1%
875,096	WellPoint, Inc.	58,167,631

Hotels, Restaurants & Leisure – 0.7%
414,969	Yum! Brands, Inc.	20,885,390

Household Durables – 0.9%
1,351,608	Newell Rubbermaid, Inc.	26,140,099

Household Products – 0.7%
296,383	The Procter & Gamble Co.	18,686,948

Industrial Conglomerates – 4.3%
5,689,161	General Electric Co.	119,017,248

Insurance – 9.5%
578,783	Aflac, Inc.	34,067,167
346,206	Everest Re Group Ltd.	30,691,162
738,402	Marsh & McLennan Cos., Inc.	22,476,957
1,100,617	Prudential Financial, Inc.	72,453,617
1,063,871	The Allstate Corp.	33,809,820
1,227,408	The Hartford Financial Services Group, Inc.	36,331,277
587,074	The Travelers Cos., Inc.	35,183,345

		265,013,345

Internet Software & Services* – 1.4%
65,854	Google, Inc. Class A	40,394,844

Machinery – 0.9%
450,887	Illinois Tool Works, Inc.	24,392,987

Media – 6.1%
2,127,590	CBS Corp. Class B	50,764,298
2,805,416	Comcast Corp. Class A	72,267,516
2,082,344	DISH Network Corp. Class A*	48,414,498

		171,446,312

Metals & Mining – 1.8%
503,893	Cliffs Natural Resources, Inc.	48,912,893

Multi-Utilities – 1.6%
979,247	PG&E Corp.	45,104,117

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 9.6%
955,821	Devon Energy Corp.	$87,400,272
439,372	Hess Corp.	38,238,545
1,019,519	Newfield Exploration Co.*	74,210,788
668,978	Occidental Petroleum Corp.	68,215,687

		268,065,292

Pharmaceuticals – 4.7%
2,169,982	Merck & Co., Inc.	70,676,314
1,201,084	Teva Pharmaceutical Industries Ltd. ADR	60,174,308

		130,850,622

Semiconductors & Semiconductor Equipment – 1.0%
748,622	Texas Instruments, Inc.	26,658,429

Software – 2.7%
877,395	Adobe Systems, Inc.*	30,270,127
168,245	BMC Software, Inc.*	8,328,127
1,053,339	Microsoft Corp.	27,997,751
251,961	Oracle Corp.	8,289,517

		74,885,522

Wireless Telecommunication Services* – 1.9%
12,054,602	Sprint Nextel Corp.	52,678,611

TOTAL COMMON STOCKS
(Cost $2,284,954,457)		$2,761,931,120

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.6%
Repurchase Agreement – 1.6%
Joint Repurchase Agreement Account II
$43,600,000	0.195%	03/01/11	$43,600,000
Maturity Value: $43,600,236
(Cost $43,600,000)

TOTAL INVESTMENTS – 100.3%
(Cost $2,328,554,457)			$2,805,531,120

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(8,639,933)

NET ASSETS – 100.0%			$2,796,891,187

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 40-41.

Investment Abbreviation:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 2.0%
1,672,021	BE Aerospace, Inc.*	$56,380,548
766,458	Spirit AeroSystems Holdings, Inc. Class A*	19,920,244
3,262,734	Textron, Inc.	88,387,464

		164,688,256

Airlines* – 0.5%
7,847,228	JetBlue Airways Corp.	44,729,200

Auto Components* – 2.7%
1,408,782	Lear Corp.	149,049,135
1,408,211	TRW Automotive Holdings Corp.	79,986,385

		229,035,520

Beverages* – 0.4%
647,665	Hansen Natural Corp.	37,273,121

Biotechnology* – 1.0%
1,198,965	Biogen Idec, Inc.	82,009,206

Building Products – 1.1%
6,955,365	Masco Corp.	94,523,410

Capital Markets – 3.6%
3,496,990	Invesco Ltd.	93,859,212
4,385,543	Janus Capital Group, Inc.	58,897,842
1,085,248	Lazard Ltd.	47,750,912
2,840,754	Legg Mason, Inc.	102,977,333

		303,485,299

Chemicals – 1.8%
982,175	Cytec Industries, Inc.	55,817,005
5,412,603	Huntsman Corp.	95,532,443

		151,349,448

Commercial Banks – 4.9%
1,854,783	CIT Group, Inc.*	80,349,200
7,749,775	Fifth Third Bancorp	113,146,715
619,152	First Republic Bank*	18,110,196
999,668	M&T Bank Corp.	88,020,767
3,551,551	SunTrust Banks, Inc.	107,150,294

		406,777,172

Commercial Services & Supplies – 0.7%
2,037,385	Republic Services, Inc.	60,326,970

Communications Equipment* – 0.9%
5,707,387	Brocade Communications Systems, Inc.	36,356,055
858,307	Polycom, Inc.	41,027,075

		77,383,130

Consumer Finance* – 1.4%
8,089,079	SLM Corp.	119,880,151

Containers & Packaging – 1.2%
1,759,791	Owens-Illinois, Inc.*	53,656,027
1,903,779	Temple-Inland, Inc.	44,529,391

		98,185,418

Diversified Financial Services* – 0.8%
2,187,932	The NASDAQ OMX Group, Inc.	62,596,735

Diversified Telecommunication Services – 1.3%
2,585,690	CenturyLink, Inc.	106,478,714

Electric Utilities – 4.8%
849,448	DPL, Inc.	22,102,637
975,565	Edison International	36,212,973
2,491,873	Northeast Utilities	84,823,357
4,298,365	NV Energy, Inc.	63,142,982
1,275,440	Pinnacle West Capital Corp.	53,861,831
4,048,073	PPL Corp.	102,942,496
1,497,025	Westar Energy, Inc.	38,922,650

		402,008,926

Electrical Equipment – 0.8%
1,021,558	Cooper Industries PLC	65,737,257

Electronic Equipment, Instruments & Components – 0.7%
1,031,450	Amphenol Corp.	59,287,746

Energy Equipment & Services* – 2.4%
2,300,610	Cameron International Corp.	136,035,069
2,720,874	Weatherford International Ltd.	65,790,734

		201,825,803

Food Products – 3.2%
3,304,430	ConAgra Foods, Inc.	76,530,599
1,396,825	H.J. Heinz Co.	70,148,551
1,759,757	The J.M. Smucker Co.	121,141,672

		267,820,822

Health Care Equipment & Supplies* – 2.9%
11,830,021	Boston Scientific Corp.	84,702,950
3,664,060	Hologic, Inc.	73,940,731
1,787,728	Kinetic Concepts, Inc.	87,545,040

		246,188,721

Health Care Providers & Services – 1.5%
2,156,619	Aetna, Inc.	80,571,286
1,248,717	Patterson Cos., Inc.	41,682,173

		122,253,459

Hotels, Restaurants & Leisure – 1.3%
948,273	Royal Caribbean Cruises Ltd.*	41,524,875
2,150,970	Wyndham Worldwide Corp.	67,282,341

		108,807,216

Household Durables – 2.3%
670,888	Mohawk Industries, Inc.*	38,985,302
5,095,286	Newell Rubbermaid, Inc.	98,542,831
73,731	NVR, Inc.*	53,665,846

		191,193,979

Household Products* – 1.0%
1,190,950	Energizer Holdings, Inc.	79,591,188

Insurance – 11.0%
1,495,262	Everest Re Group Ltd.	132,554,976
6,391,953	Genworth Financial, Inc.*	84,565,538

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)

2,115,591	Lincoln National Corp.	$67,106,547
2,321,098	Marsh & McLennan Cos., Inc.	70,654,223
5,180,763	Principal Financial Group, Inc.	177,492,940
3,512,108	The Hartford Financial Services Group, Inc.	103,958,397
3,153,513	Unum Group	83,662,700
3,262,213	W.R. Berkley Corp.	97,703,279
4,331,262	XL Group PLC	101,134,968

		918,833,568

Internet & Catalog Retail* – 1.3%
6,975,876	Liberty Media Corp. – Interactive	112,032,569

Leisure Equipment & Products – 1.0%
1,854,104	Hasbro, Inc.	83,249,270

Machinery – 3.0%
610,433	Eaton Corp.	67,623,768
947,050	Parker Hannifin Corp.	84,457,919
2,699,994	Pentair, Inc.	100,115,777

		252,197,464

Media – 4.4%
6,376,696	CBS Corp. Class B	152,147,967
5,764,511	DISH Network Corp.*	134,024,881
1,964,415	Liberty Global, Inc.*	82,701,871

		368,874,719

Metals & Mining – 2.7%
1,501,066	Cliffs Natural Resources, Inc.	145,708,477
1,993,570	Stillwater Mining Co.*	47,586,516
2,208,339	Thompson Creek Metals Co., Inc.*	29,105,908

		222,400,901

Multi-Utilities – 4.7%
4,478,183	CMS Energy Corp.	86,249,805
2,194,790	SCANA Corp.	88,845,099
1,500,544	Sempra Energy	79,873,957
5,600,332	Xcel Energy, Inc.	134,071,948

		389,040,809

Oil, Gas & Consumable Fuels – 9.1%
1,542,241	Alpha Natural Resources, Inc.*	83,620,307
1,234,434	CONSOL Energy, Inc.	62,598,148
3,239,565	Forest Oil Corp.*	114,972,162
2,558,277	Frontier Oil Corp.*	71,375,928
3,419,639	Newfield Exploration Co.*	248,915,523
1,060,548	Pioneer Natural Resources Co.	108,536,483
1,797,866	QEP Resources, Inc.	71,105,600

		761,124,151

Real Estate Investment Trusts – 7.0%
531,918	Alexandria Real Estate Equities, Inc.	42,659,823
529,598	AvalonBay Communities, Inc.	64,097,246
860,693	Camden Property Trust	50,927,205
1,193,280	Douglas Emmett, Inc.	22,374,000
208,683	Essex Property Trust, Inc.	25,830,782
4,573,560	Host Hotels & Resorts, Inc.	84,153,504
4,266,844	Kimco Realty Corp.	82,691,437
8,672,827	MFA Financial, Inc.	73,458,845
2,230,751	Tanger Factory Outlet Centers, Inc.	59,449,514
1,435,284	Ventas, Inc.	79,543,439

		585,185,795

Road & Rail – 1.3%
1,218,665	Kansas City Southern*	65,612,923
825,708	Ryder System, Inc.	39,493,614

		105,106,537

Semiconductors & Semiconductor Equipment – 1.8%
7,396,921	ON Semiconductor Corp.*	82,475,669
1,996,032	Xilinx, Inc.	66,368,064

		148,843,733

Software* – 3.4%
1,937,036	Adobe Systems, Inc.	66,827,742
1,216,983	BMC Software, Inc.	60,240,658
882,476	Check Point Software Technologies Ltd.	43,982,604
2,809,211	Parametric Technology Corp.	66,578,301
1,597,218	Quest Software, Inc.	42,789,470

		280,418,775

Specialty Retail – 0.1%
260,753	Foot Locker, Inc.	5,181,162

Wireless Telecommunication Services* – 1.7%
5,549,254	Clearwire Corp.	27,912,747
26,558,970	Sprint Nextel Corp.	116,062,699

		143,975,446

TOTAL COMMON STOCKS
(Cost $6,562,199,611)		$8,159,901,766

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS MID CAP VALUE FUND

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$218,800,000	0.195%	03/01/11	$218,800,000
Maturity Value: $218,801,185
(Cost $218,800,000)

TOTAL INVESTMENTS – 100.3%
(Cost $6,780,999,611)			$8,378,701,766

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(24,093,318)

NET ASSETS – 100.0%			$8,354,608,448

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 40-41.

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – 96.1%
Aerospace & Defense* – 0.5%
568,678	AAR Corp.	$15,519,223

Airlines* – 0.6%
3,017,069	JetBlue Airways Corp.	17,197,293

Auto Components* – 1.7%
349,589	Dana Holding Corp.	6,600,241
458,266	Tenneco, Inc.	18,275,648
186,439	TRW Automotive Holdings Corp.	10,589,735
148,436	Visteon Corp.	10,976,842

		46,442,466

Building Products – 0.4%
294,214	Universal Forest Products, Inc.	10,032,697

Capital Markets – 3.0%
1,053,753	Apollo Investment Corp.	13,034,925
172,682	Artio Global Investors, Inc.	2,737,010
488,451	BGC Partners, Inc.	4,669,591
291,694	Golub Capital BDC, Inc.	5,040,472
271,373	KBW, Inc.	6,944,435
793,579	Knight Capital Group, Inc.*	11,118,042
1,052,122	MF Global Holdings Ltd.*	9,121,898
666,627	PennantPark Investment Corp.	8,466,163
165,248	Piper Jaffray Cos., Inc.*	6,799,955
258,120	Solar Capital Ltd.	6,323,940
197,202	Solar Senior Capital Ltd.*	3,861,215
96,993	Stifel Financial Corp.*	6,958,278

		85,075,924

Chemicals – 2.5%
750,491	H.B. Fuller Co.	16,173,081
393,326	Minerals Technologies, Inc.	25,518,991
2,118,410	PolyOne Corp.*	29,403,531

		71,095,603

Commercial Banks – 10.2%
351,278	Bank of the Ozarks, Inc.	15,122,518
631,426	Boston Private Financial Holdings, Inc.	4,476,810
137,275	Bridge Capital Holdings*	1,249,202
66,665	Capital City Bank Group, Inc.	837,979
511,378	CoBiz, Inc.	3,334,185
263,538	Columbia Banking System, Inc.	5,228,594
205,724	CVB Financial Corp.	1,719,853
393,275	East West Bancorp, Inc.	9,131,845
766,319	F.N.B. Corp.	7,686,180
318,794	First Financial Bankshares, Inc.	16,003,459
940,282	First Midwest Bancorp, Inc.	11,349,204
677,029	FirstMerit Corp.	11,543,344
1,010,038	Glacier Bancorp, Inc.	15,786,894
361,592	Hancock Holding Co.	12,536,395
265,297	Heritage Financial Corp.*	3,968,843
286,503	Home Bancshares, Inc.	6,454,913
203,303	IBERIABANK Corp.	11,647,229
228,033	Lakeland Financial Corp.	5,112,500
755,178	MB Financial, Inc.	15,534,011
62,441	PacWest Bancorp	1,293,153
475,840	Pinnacle Financial Partners, Inc.*	7,589,648
563,247	PrivateBancorp, Inc.	8,065,697
454,797	Prosperity Bancshares, Inc.	18,564,813
248,801	Sandy Spring Bancorp, Inc.	4,749,611
288,169	SCBT Financial Corp.	9,333,794
130,856	Sierra Bancorp	1,418,479
508,161	Signature Bank*	26,368,474
159,143	Simmons First National Corp.	4,580,136
217,330	Southcoast Financial Corp.*	675,896
165,134	Summit State Bank	1,139,425
456,538	Texas Capital Bancshares, Inc.*	11,523,019
131,252	The First of Long Island Corp.	3,543,804
298,402	TriCo Bancshares	4,843,064
250,944	UMB Financial Corp.	10,007,647
559,495	Webster Financial Corp.	12,969,094

		285,389,712

Commercial Services & Supplies – 0.9%
443,023	G&K Services, Inc.	14,362,806
368,894	Waste Connections, Inc.	10,694,237

		25,057,043

Communications Equipment – 0.6%
399,718	Blue Coat Systems, Inc.*	11,248,064
131,520	Plantronics, Inc.	4,588,733

		15,836,797

Computers & Peripherals* – 1.3%
746,050	Avid Technology, Inc.	16,457,863
1,370,548	Electronics for Imaging, Inc.	21,147,556

		37,605,419

Construction & Engineering – 1.2%
1,547,438	Comfort Systems USA, Inc.	20,534,502
128,021	Michael Baker Corp.*	4,028,821
367,139	MYR Group, Inc.*	8,282,656

		32,845,979

Consumer Finance – 0.7%
127,525	Cash America International, Inc.	5,446,593
184,364	EZCORP, Inc.*	5,287,559
250,515	First Cash Financial Services, Inc.*	8,201,861

		18,936,013

Diversified Financial Services* – 0.5%
525,473	PHH Corp.	12,968,674

Diversified Telecommunication Services* – 0.4%
1,674,999	Premiere Global Services, Inc.	11,239,243

Electric Utilities – 3.3%
512,775	Cleco Corp.	16,588,271
1,832,877	El Paso Electric Co.*	51,503,844
104,239	IDACORP, Inc.	3,933,980
101,828	MGE Energy, Inc.	4,171,893
427,851	Portland General Electric Co.	10,020,270
155,200	Unisource Energy Corp.	5,658,592

		91,876,850

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – 1.6%
168,591	AZZ, Inc.	$7,192,092
249,110	Belden, Inc.	9,124,899
374,867	EnerSys*	13,307,779
201,586	Regal-Beloit Corp.	14,705,699

		44,330,469

Electronic Equipment, Instruments & Components – 3.2%
294,841	Anixter International, Inc.	21,116,513
723,347	Checkpoint Systems, Inc.*	15,754,498
176,587	Littelfuse, Inc.	9,329,091
215,961	MTS Systems Corp.	10,001,154
414,174	Newport Corp.*	6,895,997
257,645	Plexus Corp.*	8,097,782
490,480	SYNNEX Corp.*	17,304,134

		88,499,169

Energy Equipment & Services* – 1.5%
1,633,975	Key Energy Services, Inc.	25,326,613
247,036	Oil States International, Inc.	17,981,750

		43,308,363

Food & Staples Retailing* – 0.2%
283,533	The Pantry, Inc.	4,468,480

Food Products – 1.5%
648,398	Darling International, Inc.*	9,006,248
264,506	Snyders-Lance, Inc.	4,819,300
503,993	The Hain Celestial Group, Inc.*	15,029,071
272,472	TreeHouse Foods, Inc.*	14,214,864

		43,069,483

Gas Utilities – 1.5%
17,963	Northwest Natural Gas Co.	844,261
903,339	Southwest Gas Corp.	35,112,787
140,493	The Laclede Group, Inc.	5,463,773

		41,420,821

Health Care Equipment & Supplies – 1.2%
695,029	American Medical Systems Holdings, Inc.*	15,228,086
200,704	Hill-Rom Holdings, Inc.	7,640,801
284,576	West Pharmaceutical Services, Inc.	11,698,919

		34,567,806

Health Care Providers & Services – 3.3%
498,163	Amedisys, Inc.*	17,894,015
368,755	Healthsouth Corp.*	8,927,558
371,359	LHC Group, Inc.*	11,088,780
829,347	Lincare Holdings, Inc.	24,333,041
577,609	PSS World Medical, Inc.*	15,029,386
756,473	Team Health Holdings, Inc.*	13,987,186

		91,259,966

Hotels, Restaurants & Leisure – 2.2%
72,976	DineEquity, Inc.*	4,174,957
513,213	Gaylord Entertainment Co.*	18,491,064
837,224	Orient-Express Hotels Ltd.*	10,565,767
157,788	Six Flags Entertainment Corp.	9,839,660
1,685,128	Wendy’s/Arby’s Group, Inc.	8,021,209
240,954	WMS Industries, Inc.*	9,587,560

		60,680,217

Household Durables* – 0.9%
547,885	Meritage Homes Corp.	14,140,912
235,363	Tempur-Pedic International, Inc.	11,047,939

		25,188,851

Industrial Conglomerates – 0.8%
519,212	Carlisle Cos., Inc.	22,331,308

Insurance – 5.5%
702,483	Alterra Capital Holdings Ltd.	15,194,707
2,115,830	American Equity Investment Life Holding Co.	27,928,956
274,309	Aspen Insurance Holdings Ltd.	8,105,831
325,283	Donegal Group, Inc.	4,150,611
84,294	Enstar Group Ltd.*	7,068,895
2,655,374	Meadowbrook Insurance Group, Inc.	26,978,600
317,148	ProAssurance Corp.*	20,084,983
215,716	RLI Corp.	12,384,256
813,286	Symetra Financial Corp.	11,629,990
747,157	Tower Group, Inc.	20,307,727

		153,834,556

Internet & Catalog Retail* – 0.6%
510,509	HSN, Inc.	16,581,332

IT Services* – 0.3%
586,634	Convergys Corp.	8,253,941
15,674	FleetCor Technologies, Inc.	501,411

		8,755,352

Leisure Equipment & Products – 0.4%
155,087	Polaris Industries, Inc.	11,701,314

Life Sciences Tools & Services* – 0.7%
1,007,591	ICON PLC ADR	20,040,985

Machinery – 3.0%
532,022	Actuant Corp.	15,056,223
314,976	Altra Holdings, Inc.*	6,812,931
242,104	Graco, Inc.	9,856,054
275,128	RBC Bearings, Inc.*	9,956,882
500,839	Robbins & Myers, Inc.	21,350,766
188,484	Tennant Co.	7,661,875
319,425	Watts Water Technologies, Inc.	12,492,712

		83,187,443

Media* – 0.4%
832,344	Knology, Inc.	11,586,229

Metals & Mining – 3.3%
1,366,671	Commercial Metals Co.	22,782,406
484,454	Kaiser Aluminum Corp.	24,479,461
623,411	Metals USA Holdings Corp.*	9,319,994
534,568	Olympic Steel, Inc.	14,374,533

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Metals & Mining – (continued)

83,559	Schnitzer Steel Industries, Inc.	$5,364,488
2,531,856	Taseko Mines Ltd.*	15,976,011

		92,296,893

Multi-Utilities – 0.5%
421,699	Avista Corp.	9,412,322
197,846	NorthWestern Corp.	5,878,004

		15,290,326

Oil, Gas & Consumable Fuels – 6.4%
499,760	Approach Resources, Inc.*	16,267,188
680,138	Brigham Exploration Co.*	24,879,448
165,284	Carrizo Oil & Gas, Inc.*	6,151,870
497,075	Golar LNG Ltd.	9,474,250
394,594	Kodiak Oil & Gas Corp.*	2,987,077
245,099	Northern Oil and Gas, Inc.*	7,786,795
328,988	Petroleum Development Corp.*	15,439,407
1,741,411	Resolute Energy Corp.*	31,571,781
462,128	Rex Energy Corp.*	5,822,813
757,034	Rosetta Resources, Inc.*	34,339,062
175,399	Scorpio Tankers, Inc.*	1,804,856
542,452	World Fuel Services Corp.	22,479,211

		179,003,758

Personal Products – 1.1%
378,464	Elizabeth Arden, Inc.*	11,009,518
168,964	Herbalife Ltd.	13,248,467
302,070	Medifast, Inc.*	6,989,900

		31,247,885

Professional Services* – 0.3%
898,074	On Assignment, Inc.	9,429,777

Real Estate Investment Trusts – 13.1%
749,581	Acadia Realty Trust	14,841,704
1,074,743	American Campus Communities, Inc.	35,917,911
1,376,820	BioMed Realty Trust, Inc.	24,989,283
945,471	Cogdell Spencer, Inc.	6,060,469
539,002	Coresite Realty Corp.	8,376,091
1,765,439	Cypress Sharpridge Investments, Inc.	21,997,370
592,538	DuPont Fabros Technology, Inc.	14,469,778
1,015,591	Education Realty Trust, Inc.	8,378,626
569,523	Entertainment Properties Trust	27,149,161
1,358,147	Medical Properties Trust, Inc.	15,931,064
3,378,557	MFA Financial, Inc.	28,616,378
131,257	Mid-America Apartment Communities, Inc.	8,527,767
45,119	National Health Investors, Inc.	2,144,055
1,096,405	National Retail Properties, Inc.	28,166,645
1,085,090	OMEGA Healthcare Investors, Inc.	26,009,607
1,033,423	Parkway Properties, Inc.	16,751,787
555,846	Pebblebrook Hotel Trust	12,195,261
349,523	PS Business Parks, Inc.	22,033,930
806,415	Redwood Trust, Inc.	13,209,078
982,101	Retail Opportunity Investments Corp.	10,803,111
998,847	Two Harbors Investment Corp.	11,037,259
852,122	U-Store-It Trust	8,734,251

		366,340,586

Road & Rail – 0.5%
837,116	Heartland Express, Inc.	13,887,754

Semiconductors & Semiconductor Equipment – 2.5%
1,215,858	Entegris, Inc.*	10,602,282
310,916	Fairchild Semiconductor International, Inc.*	5,475,231
467,969	Micrel, Inc.	6,289,503
558,970	MKS Instruments, Inc.	16,780,279
747,894	Semtech Corp.*	17,710,130
465,991	Standard Microsystems Corp.*	12,362,741

		69,220,166

Software* – 1.8%
997,631	Mentor Graphics Corp.	15,862,333
576,602	Monotype Imaging Holdings, Inc.	7,714,935
226,345	NetScout Systems, Inc.	5,656,361
356,268	Parametric Technology Corp.	8,443,552
691,466	SS&C Technologies Holdings, Inc.	13,545,819

		51,223,000

Specialty Retail – 1.7%
403,441	American Eagle Outfitters, Inc.	6,192,819
471,922	Jos. A. Bank Clothiers, Inc.*	21,760,324
299,425	Monro Muffler Brake, Inc.	9,785,209
199,209	The Children’s Place Retail Stores, Inc.*	9,103,851

		46,842,203

Textiles, Apparel & Luxury Goods* – 2.6%
250,563	Fossil, Inc.	19,228,204
319,172	G-III Apparel Group Ltd.	12,549,843
715,807	Iconix Brand Group, Inc.	15,819,335
188,477	Steven Madden Ltd.	8,130,898
241,080	The Warnaco Group, Inc.	14,153,807
112,807	Vera Bradley, Inc.	3,874,920

		73,757,007

Thrifts & Mortgage Finance – 2.2%
923,280	Brookline Bancorp, Inc.	9,592,879
330,990	Dime Community Bancshares	5,136,965
224,589	First Financial Holdings, Inc.	2,394,119
569,376	Flushing Financial Corp.	8,153,464
1,259,809	MGIC Investment Corp.*	10,821,759
758,995	Northwest Bancshares, Inc.	9,214,199
662,750	Ocwen Financial Corp.*	7,011,895
165,599	Provident New York Bancorp	1,569,879
1,100,972	The PMI Group, Inc.*	3,258,877
124,839	WSFS Financial Corp.	5,844,962

		62,998,998

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS SMALL CAP VALUE FUND

Schedule of Investments (continued)
February 28, 2011 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – 3.0%
309,232	Applied Industrial Technologies, Inc.	$9,907,793
533,784	Beacon Roofing Supply, Inc.*	11,321,559
553,831	Kaman Corp.	17,650,594
1,680,250	RSC Holdings, Inc.*	22,901,808
328,168	Watsco, Inc.	21,193,089

		82,974,843

Transportation Infrastructure – 0.5%
1,592,086	Aegean Marine Petroleum Network, Inc.	13,898,911

TOTAL COMMON STOCKS
(Cost $2,138,474,970)		$2,690,343,187

Exchange Traded Fund – 1.7%
617,255	iShares Russell 2000 Value Index Fund	$46,059,568
(Cost $43,286,510)

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(a) – 1.0%
Repurchase Agreement – 1.0%
Joint Repurchase Agreement Account II
$29,200,000	0.195%	03/01/11	$29,200,000
Maturity Value: $29,200,158
(Cost $29,200,000)

TOTAL INVESTMENTS – 98.8%
(Cost $2,210,961,480)			$2,765,602,755

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			33,060,303

NET ASSETS – 100.0%			$2,798,663,058

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Joint repurchase agreement was entered into on February 28, 2011. Additional information appears on pages 40-41.

Investment Abbreviation:
ADR—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Schedule of Investments
February 28, 2011 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2011, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Growth and Income	$5,500,000

Large Cap Value	43,600,000

Mid Cap Value	218,800,000

Small Cap Value	29,200,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Barclays Capital, Inc.	$80,000,000	0.180%	03/01/11	$80,000,400

BNP Paribas Securities Co.	4,000,000,000	0.170	03/01/11	4,000,018,889

BNP Paribas Securities Co.	3,500,000,000	0.200	03/01/11	3,500,019,445

Citibank N.A.	250,000,000	0.210	03/01/11	250,001,458

Citigroup Global Markets, Inc.	1,250,000,000	0.210	03/01/11	1,250,007,292

Credit Agricole Securities	1,250,000,000	0.180	03/01/11	1,250,006,250

Deutsche Bank Securities, Inc.	1,475,000,000	0.200	03/01/11	1,475,008,194

JPMorgan Securities	1,000,000,000	0.170	03/01/11	1,000,004,722

JPMorgan Securities	235,000,000	0.200	03/01/11	235,001,306

Merrill Lynch & Co., Inc.	1,700,000,000	0.200	03/01/11	1,700,009,445

RBS Securities, Inc.	1,000,000,000	0.180	03/01/11	1,000,005,000

RBS Securities, Inc.	1,000,000,000	0.210	03/01/11	1,000,005,833

UBS Securities LLC	1,135,000,000	0.210	03/01/11	1,135,006,621

Wells Fargo Securities LLC	300,000,000	0.190	03/01/11	300,001,583

Wells Fargo Securities LLC	4,500,000,000	0.210	03/01/11	4,500,026,250

TOTAL				$22,675,122,688

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

At February 28, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	3.910 to 7.350%	03/28/13 to 09/22/38

Federal Farm Credit Bank Principal-Only Stripped Security	0.000	12/16/15

Federal Home Loan Bank	0.000 to 8.290	03/15/11 to 07/15/36

Federal Home Loan Mortgage Corp.	0.000 to 7.690	03/21/11 to 03/01/41

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/13 to 01/15/28

Federal Home Loan Mortgage Corp. Principal-Only Stripped Security	0.000	11/15/13

Federal National Mortgage Association	0.000 to 10.350	03/14/11 to 01/01/50

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	11/15/12 to 05/15/29

Federal National Mortgage Association Principal-Only Stripped Security	0.000	03/23/28

Government National Mortgage Association	3.500 to 5.500	07/15/24 to 02/20/41

Tennessee Valley Authority	3.875	02/15/21

U.S. Treasury Bills	0.000	03/03/11 to 12/15/11

U.S. Treasury Bonds	3.875 to 4.750	05/15/40 to 02/15/41

U.S. Treasury Interest-Only Stripped Securities	0.000	05/15/11 to 11/15/26

U.S. Treasury Notes	0.375 to 11.250	03/31/11 to 02/15/21

U.S. Treasury Principal-Only Stripped Securities	0.000	08/15/11 to 09/30/13

The aggregate market value of the collateral, including accrued interest, was $23,154,712,775.

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Assets and Liabilities
February 28, 2011 (Unaudited)

Growth and
Income Fund
Assets:

Investments in securities, at value (identified cost $709,187,787, $2,328,554,457, $6,780,999,611 and $2,210,961,480, respectively)	$827,481,020
Cash	22,958
Receivables:
Investment securities sold	4,965,355
Dividends and interest	1,363,540
Fund shares sold	394,127
Reimbursement from investment adviser	56,649
Other assets	6,733

Total assets	834,290,382

Liabilities:

Payables:
Investment securities purchased	5,193,419
Fund shares redeemed	2,445,342
Amounts owed to affiliates	744,649
Accrued expenses	294,725

Total liabilities	8,678,135

Net Assets:

Paid-in capital	1,036,236,070
Accumulated undistributed (distributions in excess of) net investment income	65,609
Accumulated net realized loss from investment transactions	(328,982,665)
Net unrealized gain on investments	118,293,233

NET ASSETS	$825,612,247

Net Assets:
Class A	$693,510,085
Class B	40,582,729
Class C	27,992,315
Institutional	61,846,100
Service	951,478
Class IR	29,531
Class R	700,009

Total Net Assets	$825,612,247

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	31,294,175
Class B	1,895,023
Class C	1,314,206
Institutional	2,749,105
Service	42,958
Class IR	1,335
Class R	31,683

Net asset value, offering and redemption price per share:(a)
Class A	$22.16
Class B	21.42
Class C	21.30
Institutional	22.50
Service	22.15
Class IR	22.13
Class R	22.09

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds is $23.45, $13.19, $40.10 and $44.21, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap
Value Fund	Value Fund	Value Fund

$2,805,531,120	$8,378,701,766	$2,765,602,755
48,871	18,116	24,659,547

20,181,069	300,921,778	41,212,079
4,108,179	7,013,232	1,220,188
4,887,954	22,755,598	11,303,213
—	—	—
23,200	77,746	23,619

2,834,780,393	8,709,488,236	2,844,021,401

12,658,924	330,191,449	38,461,212
23,066,270	17,983,337	4,186,431
1,885,946	5,957,426	2,477,612
278,066	747,576	233,088

37,889,206	354,879,788	45,358,343

2,989,206,165	7,431,887,345	2,278,281,343
3,562,267	(9,555,029)	(525,763)
(672,853,908)	(665,426,023)	(33,733,797)
476,976,663	1,597,702,155	554,641,275

$2,796,891,187	$8,354,608,448	$2,798,663,058

$738,558,346	$3,721,425,773	$933,233,540
15,703,884	62,295,712	14,414,450
60,463,718	195,211,640	74,323,676
1,863,631,965	4,025,986,665	1,650,525,077
7,764,494	328,374,010	95,724,165
105,484,810	17,846,733	10,559,197
5,283,970	3,467,915	19,882,953

$2,796,891,187	$8,354,608,448	$2,798,663,058

59,263,927	98,214,559	22,336,232
1,290,396	1,705,037	397,631
5,005,334	5,387,373	2,053,964
148,148,489	105,443,881	37,660,927
626,040	8,755,522	2,334,408
8,521,617	474,823	253,535
429,934	92,153	479,564

$12.46	$37.89	$41.78
12.17	36.54	36.25
12.08	36.24	36.19
12.58	38.18	43.83
12.40	37.50	41.01
12.38	37.59	41.65
12.29	37.63	41.46

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Operations
For the Six Months Ended February 28, 2011 (Unaudited)

Growth and
Income Fund

Investment income:

Dividends (net of foreign withholding taxes of $48,502, $145,510, $0 and $0, respectively)	$11,022,828
Interest	319,227

Total investment income	11,342,055

Expenses:

Management fees	3,455,225
Distribution and Service fees(a)	1,175,535
Transfer Agent fees(a)	753,314
Printing and mailing costs	226,209
Custody and accounting fees	58,709
Registration fees	70,107
Professional fees	43,218
Trustee fees	8,373
Service Share fees — Shareholder Administration Plan	1,461
Service Share fees — Service Plan	1,461
Other	18,269

Total expenses	5,811,881

Less — expense reimbursements	(155,659)

Net expenses	5,656,222

NET INVESTMENT INCOME	5,685,833

Realized and unrealized gain from investment transactions:

Net realized gain from investment transactions (including commission recapture of $88,104, $315,561, $903,213 and $0, respectively)	69,967,740
Net change in unrealized gain on:
Investments — unaffiliated issuers	154,742,538
Investments — affiliated issuers	—

Net realized and unrealized gain from investment transactions	224,710,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230,396,111

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Growth and Income	$838,145	$200,777	$135,083	$1,530	$636,989	$38,148	$25,666	$51,643	$234	$52	$582
Large Cap Value	856,578	76,046	290,019	10,882	650,999	14,449	55,104	347,297	1,417	88,727	4,135
Mid Cap Value	4,124,194	301,277	863,072	6,661	3,134,387	57,243	163,984	679,647	56,945	6,759	2,531
Small Cap Value	1,010,804	71,186	323,410	35,387	768,211	13,525	61,448	259,641	15,441	5,402	13,447

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap	Mid Cap	Small Cap
Value Fund	Value Fund	Value Fund

$22,976,523	$61,857,671	$21,098,181
40,212	188,463	72,310

23,016,735	62,046,134	21,170,491

9,093,992	24,917,083	11,251,320
1,233,525	5,295,204	1,440,787
1,162,128	4,101,496	1,137,115
216,982	663,618	162,742
90,291	184,265	106,082
81,767	103,304	83,069
41,193	41,615	40,732
9,445	12,886	8,631
8,855	355,905	96,504
8,855	355,905	96,504
36,385	76,340	28,137

11,983,418	36,107,621	14,451,623

(76)	(251)	(282)

11,983,342	36,107,370	14,451,341

11,033,393	25,938,764	6,719,150

110,219,226	453,166,183	120,961,293

495,132,366	1,396,783,487	496,887,078
—	—	12,259,296

605,351,592	1,849,949,670	630,107,667

$616,384,985	$1,875,888,434	$636,826,817

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Statements of Changes in Net Assets

	Growth and Income Fund
	For the
	Six Months Ended	For the Fiscal
	February 28, 2011	Year Ended
	(Unaudited)	August 31, 2010

From operations:

Net investment income	$5,685,833	$16,428,762
Net realized gain from investment transactions	69,967,740	86,664,099
Net change in unrealized gain (loss) on investments	154,742,538	(61,415,816)

Net increase in net assets resulting from operations	230,396,111	41,677,045

Distributions to shareholders:

From net investment income
Class A Shares	(4,714,816)	(8,749,416)
Class B Shares	(144,610)	(218,943)
Class C Shares	(101,048)	(131,936)
Institutional Shares	(2,136,255)	(7,033,218)
Service Shares	(7,280)	(28,237)
Class IR Shares	(561)	(991)
Class R Shares	(3,558)	(4,193)

Total distributions to shareholders	(7,108,128)	(16,166,934)

From share transactions:

Proceeds from sales of shares	57,702,659	310,775,745
Reinvestment of distributions	6,927,705	15,832,305
Cost of shares redeemed	(621,559,365)	(417,636,971)

Net increase (decrease) in net assets resulting from share transactions	(556,929,001)	(91,028,921)

TOTAL INCREASE (DECREASE)	(333,641,018)	(65,518,810)

Net assets:

Beginning of period	1,159,253,265	1,224,772,075

End of period	$825,612,247	$1,159,253,265

Accumulated undistributed (distributions in excess of) net investment income (loss)	$65,609	$1,487,904

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Large Cap Value Fund		Mid Cap Value Fund		Small Cap Value Fund
For the		For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
February 28, 2011	Year Ended	February 28, 2011	Year Ended	February 28, 2011	Year Ended
(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010	(Unaudited)	August 31, 2010

$11,033,393	$25,584,095	$25,938,764	$40,167,655	$6,719,150	$7,752,074
110,219,226	176,822,221	453,166,183	668,375,970	120,961,293	100,347,209
495,132,366	(141,893,382)	1,396,783,487	(104,261,772)	509,146,374	33,120,202

616,384,985	60,512,934	1,875,888,434	604,281,853	636,826,817	141,219,485

(4,220,689)	(6,039,174)	(12,974,669)	(27,037,422)	(1,859,716)	(3,528,511)
—	(35,172)	—	(215,614)	—	—
—	(157,273)	—	(566,933)	—	(24,897)
(16,817,165)	(22,898,195)	(25,581,845)	(31,430,879)	(7,572,701)	(7,158,549)
(35,661)	(75,143)	(934,779)	(2,010,303)	(148,260)	(252,106)
(826,781)	(920,482)	(35,693)	(5,848)	(27,048)	(4,215)
(22,054)	(13,435)	(12,304)	(2,446)	(29,598)	(16,755)

(21,922,350)	(30,138,874)	(39,539,290)	(61,269,445)	(9,637,323)	(10,985,033)

357,462,204	1,108,910,619	1,504,055,404	1,960,260,442	678,614,820	622,031,050
16,828,266	24,725,634	34,021,610	53,291,970	7,999,207	9,815,162
(594,852,643)	(1,172,554,723)	(990,926,728)	(1,775,609,728)	(266,492,128)	(463,597,545)

(220,562,173)	(38,918,470)	547,150,286	237,942,684	420,121,899	168,248,667

373,900,462	(8,544,410)	2,383,499,430	780,955,092	1,047,311,393	298,483,119

2,422,990,725	2,431,535,135	5,971,109,018	5,190,153,926	1,751,351,665	1,452,868,546

$2,796,891,187	$2,422,990,725	$8,354,608,448	$5,971,109,018	$2,798,663,058	$1,751,351,665

$3,562,267	$14,451,224	$(9,555,029)	$4,045,497	$(525,763)	$2,392,410

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements
February 28, 2011 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

All Funds	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are no longer available for purchase by new or existing shareholders except under certain circumstances.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Commission Recapture — Certain Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) from investments.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Growth and Income	Quarterly	Annually

Large Cap Value, Mid Cap Value and Small Cap Value	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of February 28, 2011:

Growth and Income	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$816,015,985	$5,965,035	$—
Short-term Investments	—	5,500,000	—

Total	$816,015,985	$11,465,035	$—

Large Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,761,931,120	$—	$—
Short-term Investments	—	43,600,000	—

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

Mid Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$8,159,901,766	$—	$—
Short-term Investments	—	218,800,000	—

Small Cap Value	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$2,736,402,755	$—	$—
Short-term Investments	—	29,200,000	—

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended February 28, 2011, contractual management fees with GSAM were at the following rates:

	Contractual Management Rate
	First $1	Next $1	Next $3	Next $3	Over $8	Effective
Fund	billion	billion	billion	billion	billion	Rate

Growth and Income	0.70%	0.63%	0.60%	0.59%	0.58%	0.69%

Large Cap Value	0.75	0.68	0.65	0.64	0.63	0.70

Mid Cap Value	0.75	0.75	0.68	0.65	0.64	0.69

Small Cap Value	1.00	1.00	0.90	0.86	0.84	0.99

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, computed daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Growth and Income	$75,400	$—	$—

Large Cap Value	57,800	—	—

Mid Cap Value	129,300	—	—

Small Cap Value	39,700	—	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount that is computed daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are computed daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds are 0.054%, 0.064%, 0.104% and 0.064%, respectively. These Other Expense reimbursements will remain in place through at least December 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

As of February 28, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Growth and Income	$444	$187	$114	$745

Large Cap Value	1,492	202	192	1,886

Mid Cap Value	4,340	906	711	5,957

Small Cap Value	2,027	249	202	2,478

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of February 28, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the six months ended February 28, 2011, Goldman Sachs earned approximately $28,275, $640, $307,631 and $39,007 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of Growth and Income, Large Cap Value, Mid Cap Value and Small Cap Value Funds, respectively.
The following table provides information about the investment by the Small Cap Value Fund in shares of issuers of which the Trust is an affiliate for the six months ended February 28, 2011 (in thousands):

	Number of			Number of
	Shares Held			Shares Held	Value at
	Beginning of	Shares	Shares	End of	End of	Dividend
Name of Affiliated Issuer	Period	Bought	Sold	Period	Period	Income

Cardiac Science Corp.	1,318	21	1,339	—	$—	$—

Southcoast Financial Corp.(a)	265	—	48	217	676	—

(a)	Security held was not affiliated as of February 28, 2011.

As of February 28, 2011, the Goldman Sachs Group, Inc. was the beneficial owner of 30% of the outstanding Class IR Shares of the Growth and Income Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2011, were as follows:

		Sales and
Fund	Purchases	Maturities

Growth and Income	$321,855,247	$866,433,075

Large Cap Value	968,346,589	1,200,602,190

Mid Cap Value	3,486,366,780	3,024,431,018

Small Cap Value	961,345,107	545,829,424

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, August 31, 2010, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Capital loss carryforward:(1)
Expiring 2017	$(134,046,788)	$(358,618,449)	$(780,266,398)	$(34,155,014)
Expiring 2018	(248,746,287)	(368,388,064)	(307,334,521)	(109,737,718)

Total capital loss carryforward	$(382,793,075)	$(727,006,513)	$(1,087,600,919)	$(143,892,732)

Timing differences (Post October Loss Deferrals)	$(7,440,359)	$—	$—	$—

(1)	Expiration occurs on August 31 of the year indicated.

As of February 28, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth and	Large Cap	Mid Cap	Small Cap
	Income	Value	Value	Value

Tax Cost	$717,904,763	$2,384,621,076	$6,811,851,600	$2,221,342,336

Gross unrealized gain	128,777,412	501,040,304	1,619,723,821	615,937,458
Gross unrealized loss	(19,201,155)	(80,130,260)	(52,873,655)	(71,677,039)

Net unrealized security gain	$109,576,257	$420,910,044	$1,566,850,166	$544,260,419

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and return of capital distributions from real estate investment trusts.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

7. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth and Income Fund

	For the Six Months Ended
	February 28, 2011		For the Fiscal Year Ended
	(Unaudited)		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,222,916	$25,055,393	3,409,299	$64,797,143
Reinvestment of distributions	231,498	4,617,367	460,199	8,561,251
Shares converted from Class B(a)	75,363	1,490,552	254,391	4,856,650
Shares redeemed	(5,281,335)	(107,661,699)	(13,939,742)	(264,534,001)

	(3,751,558)	(76,498,387)	(9,815,853)	(186,318,957)

Class B Shares
Shares sold	36,588	726,068	94,585	1,722,407
Reinvestment of distributions	7,199	140,062	11,844	211,752
Shares converted to Class A(a)	(77,945)	(1,490,552)	(263,177)	(4,856,650)
Shares redeemed	(318,053)	(6,264,076)	(712,513)	(13,048,716)

	(352,211)	(6,888,498)	(869,261)	(15,971,207)

Class C Shares
Shares sold	67,592	1,334,040	195,483	3,597,139
Reinvestment of distributions	4,689	90,603	6,610	117,399
Shares redeemed	(209,711)	(4,135,759)	(483,529)	(8,811,390)

	(137,430)	(2,711,116)	(281,436)	(5,096,852)

Institutional Shares
Shares sold	1,509,756	30,401,942	12,597,149	239,841,123
Reinvestment of distributions	105,108	2,073,464	367,041	6,929,553
Shares redeemed	(24,697,416)	(502,378,698)	(6,533,344)	(129,485,909)

	(23,082,552)	(469,903,292)	6,430,846	117,284,767

Service Shares
Shares sold	3,950	79,540	19,659	371,014
Reinvestment of distributions	105	2,090	385	7,166
Shares redeemed	(52,271)	(1,035,842)	(82,530)	(1,571,415)

	(48,216)	(954,212)	(62,486)	(1,193,235)

Class IR Shares
Shares sold	1	10	7,199	129,762
Reinvestment of distributions	28	561	53	991
Shares redeemed	(2,328)	(48,095)	(4,015)	(72,050)

	(2,299)	(47,524)	3,237	58,703

Class R Shares
Shares sold	5,265	105,666	16,997	317,157
Reinvestment of distributions	179	3,558	226	4,193
Shares redeemed	(1,755)	(35,196)	(6,134)	(113,490)

	3,689	74,028	11,089	207,860

NET DECREASE	(27,370,577)	$(556,929,001)	(4,583,864)	$(91,028,921)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Large Cap Value Fund

	For the Six Months Ended
	February 28, 2011		For the Fiscal Year Ended
	(Unaudited)		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,387,830	$85,735,329	21,466,545	$230,242,534
Reinvestment of distributions	334,318	3,804,536	530,917	5,463,142
Shares converted from Class B(a)	34,457	382,798	157,747	1,675,775
Shares redeemed	(10,773,614)	(123,971,813)	(24,296,441)	(257,267,797)

	(3,017,009)	(34,049,150)	(2,141,232)	(19,886,346)

Class B Shares
Shares sold	45,341	516,614	137,043	1,407,372
Reinvestment of distributions	—	—	3,014	30,385
Shares converted to Class A(a)	(35,296)	(382,798)	(161,539)	(1,675,775)
Shares redeemed	(221,670)	(2,453,418)	(614,500)	(6,298,901)

	(211,625)	(2,319,602)	(635,982)	(6,536,919)

Class C Shares
Shares sold	393,895	4,443,860	1,040,720	10,677,758
Reinvestment of distributions	—	—	11,263	112,741
Shares redeemed	(944,808)	(10,555,922)	(1,829,999)	(18,686,763)

	(550,913)	(6,112,062)	(778,016)	(7,896,264)

Institutional Shares
Shares sold	21,875,319	255,005,059	79,293,060	843,276,092
Reinvestment of distributions	1,059,416	12,151,496	1,746,751	18,131,273
Shares redeemed	(39,458,475)	(450,117,253)	(81,387,684)	(873,685,107)

	(16,523,740)	(182,960,698)	(347,873)	(12,277,742)

Service Shares
Shares sold	78,236	892,066	257,669	2,714,191
Reinvestment of distributions	2,065	23,399	5,290	54,176
Shares redeemed	(78,840)	(897,806)	(455,148)	(4,771,951)

	1,461	17,659	(192,189)	(2,003,584)

Class IR Shares
Shares sold	839,879	9,696,283	1,500,022	16,034,720
Reinvestment of distributions	73,166	826,781	90,067	920,482
Shares redeemed	(563,239)	(6,401,823)	(1,042,677)	(10,943,854)

	349,806	4,121,241	547,412	6,011,348

Class R Shares
Shares sold	101,514	1,172,993	433,202	4,557,952
Reinvestment of distributions	1,964	22,054	1,321	13,435
Shares redeemed	(39,989)	(454,608)	(87,076)	(900,350)

	63,489	740,439	347,447	3,671,037

NET DECREASE	(19,888,531)	$(220,562,173)	(3,200,433)	$(38,918,470)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Notes to Financial Statements (continued)
February 28, 2011 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Mid Cap Value Fund

	For the Six Months Ended
	February 28, 2011		For the Fiscal Year Ended
	(Unaudited)		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,303,576	$636,135,728	32,682,857	$966,830,482
Reinvestment of distributions	349,282	12,161,989	910,131	25,274,349
Shares converted from Class B(a)	29,201	977,851	156,750	4,772,423
Shares redeemed	(17,353,830)	(595,200,363)	(36,920,576)	(1,081,044,383)

	1,328,229	54,075,205	(3,170,838)	(84,167,129)

Class B Shares
Shares sold	39,349	1,343,300	61,880	1,731,925
Reinvestment of distributions	—	—	7,405	199,344
Shares converted to Class A(a)	(30,262)	(977,851)	(162,252)	(4,772,423)
Shares redeemed	(323,984)	(10,602,686)	(762,741)	(21,803,845)

	(314,897)	(10,237,237)	(855,708)	(24,644,999)

Class C Shares
Shares sold	663,007	22,257,222	901,442	25,575,331
Reinvestment of distributions	—	—	15,196	405,740
Shares redeemed	(582,877)	(19,156,332)	(1,545,722)	(43,540,045)

	80,130	3,100,890	(629,084)	(17,558,974)

Institutional Shares
Shares sold	21,778,035	765,194,023	29,583,916	881,156,899
Reinvestment of distributions	600,638	21,052,358	925,395	25,864,785
Shares redeemed	(9,223,454)	(325,042,518)	(18,793,801)	(557,892,933)

	13,155,219	461,203,863	11,715,510	349,128,751

Service Shares
Shares sold	1,799,764	62,073,183	2,734,903	80,905,469
Reinvestment of distributions	22,026	759,266	55,981	1,539,458
Shares redeemed	(1,134,457)	(39,399,593)	(2,424,230)	(70,722,997)

	687,333	23,432,856	366,654	11,721,930

Class IR Shares
Shares sold	439,803	15,551,123	70,924	2,065,365
Reinvestment of distributions	1,034	35,693	212	5,848
Shares redeemed	(26,983)	(962,363)	(15,700)	(458,663)

	413,854	14,624,453	55,436	1,612,550

Class R Shares
Shares sold	43,770	1,500,825	66,710	1,994,971
Reinvestment of distributions	355	12,304	88	2,446
Shares redeemed	(16,276)	(562,873)	(4,897)	(146,862)

	27,849	950,256	61,901	1,850,555

NET INCREASE	15,377,717	$547,150,286	7,543,871	$237,942,684

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Small Cap Value Fund

	For the Six Months Ended
	February 28, 2011		For the Fiscal Year Ended
	(Unaudited)		August 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,901,550	$149,442,260	7,290,411	$237,253,284
Reinvestment of distributions	42,282	1,618,954	110,658	3,313,099
Shares converted from Class B(a)	23,001	806,875	117,817	3,942,273
Shares redeemed	(3,051,501)	(116,062,063)	(6,625,817)	(210,916,525)

	915,332	35,806,026	893,069	33,592,131

Class B Shares
Shares sold	8,149	271,515	31,591	871,546
Shares converted to Class A(a)	(26,478)	(806,875)	(135,275)	(3,942,273)
Shares redeemed	(118,176)	(3,730,156)	(366,455)	(10,294,067)

	(136,505)	(4,265,516)	(470,139)	(13,364,794)

Class C Shares
Shares sold	397,135	12,934,471	398,632	11,287,505
Reinvestment of distributions	—	—	787	20,539
Shares redeemed	(264,554)	(8,697,828)	(447,568)	(12,415,012)

	132,581	4,236,643	(48,149)	(1,106,968)

Institutional Shares
Shares sold	11,921,065	473,578,982	9,859,176	333,262,130
Reinvestment of distributions	154,167	6,185,193	198,414	6,222,275
Shares redeemed	(3,136,239)	(124,461,700)	(6,233,402)	(212,089,688)

	8,938,993	355,302,475	3,824,188	127,394,717

Service Shares
Shares sold	678,498	24,976,947	801,497	25,557,046
Reinvestment of distributions	3,683	138,414	8,102	238,279
Shares redeemed	(238,375)	(8,736,643)	(520,969)	(16,501,236)

	443,806	16,378,718	288,630	9,294,089

Class IR Shares
Shares sold	226,847	8,802,425	114,863	3,924,688
Reinvestment of distributions	709	27,048	142	4,215
Shares redeemed	(91,178)	(3,408,327)	(7,152)	(234,381)

	136,378	5,421,146	107,853	3,694,522

Class R Shares
Shares sold	229,879	8,608,220	305,177	9,874,851
Reinvestment of distributions	779	29,598	562	16,755
Shares redeemed	(36,411)	(1,395,411)	(36,019)	(1,146,636)

	194,247	7,242,407	269,720	8,744,970

NET INCREASE	10,624,832	$420,121,899	4,865,172	$168,248,667

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$17.84	$0.11		$4.35	$4.46	$(0.14)	$—	$(0.14)
2011 - B	17.25	0.03		4.21	4.24	(0.07)	—	(0.07)
2011 - C	17.16	0.03		4.18	4.21	(0.07)	—	(0.07)
2011 - Institutional	18.12	0.15		4.40	4.55	(0.17)	—	(0.17)
2011 - Service	17.83	0.10		4.34	4.44	(0.12)	—	(0.12)
2011 - IR	17.82	0.14		4.34	4.48	(0.17)	—	(0.17)
2011 - R	17.79	0.08		4.34	4.42	(0.12)	—	(0.12)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	17.65	0.22	(d)	0.18	0.40	(0.21)	—	(0.21)
2010 - B	17.06	0.08	(d)	0.19	0.27	(0.08)	—	(0.08)
2010 - C	16.98	0.07	(d)	0.19	0.26	(0.08)	—	(0.08)
2010 - Institutional	17.91	0.30	(d)	0.20	0.50	(0.29)	—	(0.29)
2010 - Service	17.63	0.20	(d)	0.20	0.40	(0.20)	—	(0.20)
2010 - IR	17.63	0.26	(d)	0.20	0.46	(0.27)	—	(0.27)
2010 - R	17.60	0.16	(d)	0.21	0.37	(0.18)	—	(0.18)

2009 - A	23.10	0.32		(5.31)	(4.99)	(0.42)	(0.04)	(0.46)
2009 - B	22.35	0.19		(5.15)	(4.96)	(0.29)	(0.04)	(0.33)
2009 - C	22.24	0.19		(5.11)	(4.92)	(0.30)	(0.04)	(0.34)
2009 - Institutional	23.45	0.37		(5.37)	(5.00)	(0.50)	(0.04)	(0.54)
2009 - Service	23.09	0.30		(5.31)	(5.01)	(0.41)	(0.04)	(0.45)
2009 - IR	23.08	0.36		(5.30)	(4.94)	(0.47)	(0.04)	(0.51)
2009 - R	23.08	0.21		(5.24)	(5.03)	(0.41)	(0.04)	(0.45)

2008 - A	30.01	0.46		(3.51)	(3.05)	(0.46)	(3.40)	(3.86)
2008 - B	29.15	0.26		(3.41)	(3.15)	(0.25)	(3.40)	(3.65)
2008 - C	29.03	0.26		(3.39)	(3.13)	(0.26)	(3.40)	(3.66)
2008 - Institutional	30.41	0.55		(3.54)	(2.99)	(0.57)	(3.40)	(3.97)
2008 - Service	30.00	0.43		(3.50)	(3.07)	(0.44)	(3.40)	(3.84)
2008 - IR (Commenced November 30, 2007)	29.78	0.36		(3.25)	(2.89)	(0.41)	(3.40)	(3.81)
2008 - R (Commenced November 30, 2007)	29.78	0.28		(3.24)	(2.96)	(0.34)	(3.40)	(3.74)

2007 - A	28.45	0.48		2.92	3.40	(0.39)	(1.45)	(1.84)
2007 - B	27.69	0.24		2.84	3.08	(0.17)	(1.45)	(1.62)
2007 - C	27.60	0.23		2.84	3.07	(0.19)	(1.45)	(1.64)
2007 - Institutional	28.81	0.61		2.95	3.56	(0.51)	(1.45)	(1.96)
2007 - Service	28.45	0.44		2.92	3.36	(0.36)	(1.45)	(1.81)

2006 - A	25.55	0.46		2.86	3.32	(0.42)	—	(0.42)
2006 - B	24.86	0.24		2.82	3.06	(0.23)	—	(0.23)
2006 - C	24.78	0.25		2.80	3.05	(0.23)	—	(0.23)
2006 - Institutional	25.86	0.57		2.91	3.48	(0.53)	—	(0.53)
2006 - Service	25.54	0.42		2.88	3.30	(0.39)	—	(0.39)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.04 per share and 0.21% of average net assets.

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$22.16	25.03%	$693,510	1.18	%(c)	1.21	%(c)	1.08	%(c)	33%
21.42	24.62	40,583	1.93	(c)	1.96	(c)	0.34	(c)	33
21.30	24.59	27,992	1.93	(c)	1.96	(c)	0.33	(c)	33
22.50	25.24	61,846	0.78	(c)	0.81	(c)	1.51	(c)	33
22.15	25.00	951	1.28	(c)	1.31	(c)	1.02	(c)	33
22.13	25.22	30	0.93	(c)	0.96	(c)	1.39	(c)	33
22.09	24.91	700	1.43	(c)	1.46	(c)	0.80	(c)	33

17.84	2.30	625,385	1.17		1.18		1.15	(d)	93
17.25	1.55	38,763	1.92		1.93		0.41	(d)	93
17.16	1.52	24,908	1.92		1.93		0.40	(d)	93
18.12	2.74	468,009	0.77		0.78		1.54	(d)	93
17.83	2.21	1,625	1.27		1.28		1.06	(d)	93
17.82	2.55	65	0.92		0.93		1.37	(d)	93
17.79	2.04	498	1.42		1.43		0.87	(d)	93

17.65	(21.36)	791,636	1.18		1.21		1.97		78
17.06	(22.00)	53,176	1.93		1.96		1.23		78
16.98	(21.95)	29,421	1.93		1.96		1.22		78
17.91	(21.09)	347,526	0.78		0.81		2.29		78
17.63	(21.48)	2,709	1.28		1.31		1.85		78
17.63	(21.17)	7	0.93		0.96		2.20		78
17.60	(21.58)	297	1.43		1.46		1.33		78

23.10	(11.57)	1,245,353	1.16		1.16		1.77		69
22.35	(12.26)	91,496	1.91		1.91		1.03		69
22.24	(12.24)	46,177	1.91		1.91		1.02		69
23.45	(11.22)	87,766	0.76		0.76		2.07		69
23.09	(11.65)	1,929	1.26		1.26		1.67		69
23.08	(11.10)	9	0.91	(c)	0.91	(c)	1.96	(c)	69
23.08	(11.36)	9	1.41	(c)	1.41	(c)	1.53	(c)	69

30.01	12.10	1,542,986	1.16		1.17		1.60		98
29.15	11.25	147,110	1.91		1.92		0.82		98
29.03	11.24	65,632	1.91		1.92		0.81		98
30.41	12.53	57,352	0.76		0.77		2.00		98
30.00	11.97	1,251	1.26		1.27		1.47		98

28.45	13.14	1,061,063	1.18		1.19		1.72		51
27.69	12.36	64,579	1.93		1.94		0.93		51
27.60	12.33	18,834	1.93		1.94		0.97		51
28.81	13.62	27,590	0.78		0.79		2.14		51
28.45	13.06	1,013	1.28		1.29		1.59		51

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$9.90	$0.03		$2.60	$2.63	$(0.07)	$—	$(0.07)
2011 - B	9.64	(0.01)		2.54	2.53	—	—	—
2011 - C	9.57	(0.01)		2.52	2.51	—	—	—
2011 - Institutional	10.01	0.06		2.63	2.69	(0.12)	—	(0.12)
2011 - Service	9.85	0.03		2.58	2.61	(0.06)	—	(0.06)
2011 - IR	9.85	0.05		2.58	2.63	(0.10)	—	(0.10)
2011 - R	9.77	0.02		2.56	2.58	(0.06)	—	(0.06)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	9.81	0.07	(d)	0.12	0.19	(0.10)	—	(0.10)
2010 - B	9.56	(0.01	)(d)	0.11	0.10	(0.02)	—	(0.02)
2010 - C	9.49	(0.01	)(d)	0.12	0.11	(0.03)	—	(0.03)
2010 - Institutional	9.92	0.11	(d)	0.11	0.22	(0.13)	—	(0.13)
2010 - Service	9.76	0.06	(d)	0.12	0.18	(0.09)	—	(0.09)
2010 - IR	9.76	0.10	(d)	0.11	0.21	(0.12)	—	(0.12)
2010 - R	9.72	0.03	(d)	0.14	0.17	(0.12)	—	(0.12)

2009 - A	12.37	0.10		(2.56)	(2.46)	(0.10)	—	(0.10)
2009 - B	11.99	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - C	11.92	0.03		(2.45)	(2.42)	(0.01)	—	(0.01)
2009 - Institutional	12.52	0.13		(2.58)	(2.45)	(0.15)	—	(0.15)
2009 - Service	12.30	0.09		(2.54)	(2.45)	(0.09)	—	(0.09)
2009 - IR	12.33	0.12		(2.54)	(2.42)	(0.15)	—	(0.15)
2009 - R	12.31	0.09		(2.56)	(2.47)	(0.12)	—	(0.12)

2008 - A	14.95	0.15		(1.61)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - B	14.54	0.05		(1.57)	(1.52)	(0.03)	(1.00)	(1.03)
2008 - C	14.46	0.05		(1.56)	(1.51)	(0.03)	(1.00)	(1.03)
2008 - Institutional	15.12	0.21		(1.63)	(1.42)	(0.18)	(1.00)	(1.18)
2008 - Service	14.88	0.13		(1.59)	(1.46)	(0.12)	(1.00)	(1.12)
2008 - IR (Commenced November 30, 2007)	14.89	0.10		(1.47)	(1.37)	(0.19)	(1.00)	(1.19)
2008 - R (Commenced November 30, 2007)	14.89	0.09		(1.49)	(1.40)	(0.18)	(1.00)	(1.18)

2007 - A	13.80	0.15		1.62	1.77	(0.12)	(0.50)	(0.62)
2007 - B	13.44	0.04		1.58	1.62	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.04		1.57	1.61	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.21		1.64	1.85	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.14		1.60	1.74	(0.11)	(0.50)	(0.61)

2006 - A	13.40	0.12		1.36	1.48	(0.09)	(0.99)	(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.22% of average net assets.

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.46	26.64%	$738,558	1.18	%(c)	1.18	%(c)	0.59	%(c)	38%
12.17	26.24	15,704	1.93	(c)	1.93	(c)	(0.15	)(c)	38
12.08	26.23	60,464	1.93	(c)	1.93	(c)	(0.15	)(c)	38
12.58	26.94	1,863,632	0.78	(c)	0.78	(c)	0.99	(c)	38
12.40	26.52	7,764	1.28	(c)	1.28	(c)	0.49	(c)	38
12.38	26.81	105,485	0.93	(c)	0.93	(c)	0.84	(c)	38
12.29	26.45	5,284	1.43	(c)	1.43	(c)	0.33	(c)	38

9.90	1.87	616,533	1.17		1.17		0.67	(d)	108
9.64	1.02	14,485	1.92		1.92		(0.05	)(d)	108
9.57	1.10	53,186	1.92		1.92		(0.07	)(d)	108
10.01	2.22	1,648,589	0.77		0.77		1.06	(d)	108
9.85	1.83	6,149	1.27		1.27		0.58	(d)	108
9.85	2.12	80,471	0.92		0.92		0.92	(d)	108
9.77	1.71	3,578	1.42		1.42		0.31	(d)	108

9.81	(19.76)	632,096	1.19		1.19		1.08		88
9.56	(20.22)	20,429	1.94		1.94		0.34		88
9.49	(20.32)	60,130	1.94		1.94		0.34		88
9.92	(19.38)	1,636,325	0.79		0.79		1.48		88
9.76	(19.80)	7,974	1.29		1.29		0.97		88
9.76	(19.46)	74,396	0.94		0.94		1.33		88
9.72	(19.94)	185	1.44		1.44		0.98		88

12.37	(10.55)	830,475	1.17		1.17		1.11		81
11.99	(11.24)	32,884	1.92		1.92		0.37		81
11.92	(11.26)	91,900	1.92		1.92		0.36		81
12.52	(10.19)	1,808,728	0.77		0.77		1.50		81
12.30	(10.65)	8,044	1.27		1.27		0.99		81
12.33	(10.10)	88,528	0.92	(c)	0.92	(c)	1.20	(c)	81
12.31	(10.29)	9	1.42	(c)	1.42	(c)	0.94	(c)	81

14.95	13.01	1,014,800	1.19		1.19		1.02		92
14.54	12.19	45,416	1.94		1.94		0.27		92
14.46	12.19	113,208	1.94		1.94		0.28		92
15.12	13.48	1,482,513	0.79		0.79		1.43		92
14.88	12.88	7,418	1.29		1.29		0.93		92

13.80	11.67	707,319	1.23		1.23		0.94		66
13.44	10.78	24,939	1.98		1.98		0.17		66
13.40	10.85	54,910	1.98		1.98		0.19		66
13.94	12.12	506,910	0.83		0.83		1.35		66
13.75	11.56	4,756	1.33		1.33		0.86		66

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$29.10	$0.10	(c)	$8.82	$8.92	$(0.13)	$—	$(0.13)
2011 - B	28.06	(0.03	)(c)	8.51	8.48	—	—	—
2011 - C	27.83	(0.03	)(c)	8.44	8.41	—	—	—
2011 - Institutional	29.37	0.16	(c)	8.91	9.07	(0.26)	—	(0.26)
2011 - Service	28.80	0.08	(c)	8.73	8.81	(0.11)	—	(0.11)
2011 - IR	28.93	0.11	(c)	8.80	8.91	(0.25)	—	(0.25)
2011 - R	28.96	0.05	(c)	8.77	8.82	(0.15)	—	(0.15)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	26.29	0.16	(e)	2.93	3.09	(0.28)	—	(0.28)
2010 - B	25.36	(0.05	)(e)	2.83	2.78	(0.08)	—	(0.08)
2010 - C	25.17	(0.05	)(e)	2.81	2.76	(0.10)	—	(0.10)
2010 - Institutional	26.52	0.28	(e)	2.95	3.23	(0.38)	—	(0.38)
2010 - Service	26.02	0.13	(e)	2.91	3.04	(0.26)	—	(0.26)
2010 - IR	26.16	0.16	(e)	2.99	3.15	(0.38)	—	(0.38)
2010 - R	26.26	0.02	(e)	3.00	3.02	(0.32)	—	(0.32)

2009 - A	33.11	0.24		(6.77)	(6.53)	(0.29)	—	(0.29)
2009 - B	31.77	0.06		(6.45)	(6.39)	(0.02)	—	(0.02)
2009 - C	31.54	0.06		(6.40)	(6.34)	(0.03)	—	(0.03)
2009 - Institutional	33.47	0.33		(6.86)	(6.53)	(0.42)	—	(0.42)
2009 - Service	32.78	0.21		(6.70)	(6.49)	(0.27)	—	(0.27)
2009 - IR	33.01	0.23		(6.71)	(6.48)	(0.37)	—	(0.37)
2009 - R (Commenced January 6, 2009)	22.89	0.04		3.33	3.37	—	—	—

2008 - A	39.84	0.28		(2.61)	(2.33)	(0.19)	(4.21)	(4.40)
2008 - B	38.47	0.01		(2.50)	(2.49)	—	(4.21)	(4.21)
2008 - C	38.23	0.01		(2.49)	(2.48)	—	(4.21)	(4.21)
2008 - Institutional	40.24	0.42		(2.62)	(2.20)	(0.36)	(4.21)	(4.57)
2008 - Service	39.49	0.24		(2.57)	(2.33)	(0.17)	(4.21)	(4.38)
2008 - IR (Commenced November 30, 2007)	39.32	0.25		(1.98)	(1.73)	(0.37)	(4.21)	(4.58)

2007 - A	36.84	0.23		4.62	4.85	(0.18)	(1.67)	(1.85)
2007 - B	35.73	(0.07)		4.48	4.41	—	(1.67)	(1.67)
2007 - C	35.52	(0.07)		4.45	4.38	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.40		4.66	5.06	(0.33)	(1.67)	(2.00)
2007 - Service	36.57	0.19		4.57	4.76	(0.17)	(1.67)	(1.84)

2006 - A	36.88	0.18		2.30	2.48	(0.13)	(2.39)	(2.52)
2006 - B	35.96	(0.09)		2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)		2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33		2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15		2.29	2.44	(0.15)	(2.39)	(2.54)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.12% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.31% of average net assets.

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$37.89	30.66%	$3,721,426	1.16	%(d)	1.16	%(d)	0.56	%(c)(d)	43%
36.54	30.22	62,296	1.91	(d)	1.91	(d)	(0.17	)(c)(d)	43
36.24	30.18	195,212	1.91	(d)	1.91	(d)	(0.19	)(c)(d)	43
38.18	30.96	4,025,987	0.76	(d)	0.76	(d)	0.95	(c)(d)	43
37.50	30.63	328,374	1.26	(d)	1.26	(d)	0.46	(c)(d)	43
37.59	30.87	17,847	0.91	(d)	0.91	(d)	0.66	(c)(d)	43
37.63	30.51	3,468	1.41	(d)	1.41	(d)	0.29	(c)(d)	43

29.10	11.84	2,819,867	1.16		1.16		0.54	(e)	104
28.06	10.98	56,681	1.91		1.91		(0.16	)(e)	104
27.83	10.98	147,697	1.91		1.91		(0.19	)(e)	104
29.37	12.26	2,710,882	0.76		0.76		0.93	(e)	104
28.80	11.74	232,356	1.26		1.26		0.44	(e)	104
28.93	12.10	1,764	0.91		0.91		0.54	(e)	104
28.96	11.56	1,862	1.41		1.41		0.06	(e)	104

26.29	(19.49)	2,630,467	1.19		1.19		1.03		114
25.36	(20.10)	72,920	1.94		1.94		0.30		114
25.17	(20.07)	149,393	1.94		1.94		0.29		114
26.52	(19.18)	2,136,745	0.79		0.79		1.42		114
26.02	(19.60)	200,421	1.29		1.29		0.93		114
26.16	(19.33)	145	0.94		0.94		0.97		114
26.26	14.72	63	1.44	(d)	1.44	(d)	0.28	(d)	114

33.11	(6.50)	3,611,466	1.16		1.16		0.78		85
31.77	(7.20)	128,844	1.91		1.91		0.03		85
31.54	(7.22)	235,637	1.91		1.91		0.03		85
33.47	(6.11)	2,469,463	0.76		0.76		1.18		85
32.78	(6.59)	257,906	1.26		1.26		0.67		85
33.01	(5.12)	9	0.91	(d)	0.91	(d)	1.03	(d)	85

39.84	13.25	4,363,868	1.16		1.16		0.57		74
38.47	12.42	191,174	1.91		1.91		(0.18)		74
38.23	12.41	348,637	1.91		1.91		(0.18)		74
40.24	13.70	2,644,803	0.76		0.76		0.97		74
39.49	13.13	281,788	1.26		1.26		0.47		74

36.84	7.14	3,434,753	1.17		1.19		0.51		49
35.73	6.34	206,336	1.92		1.94		(0.25)		49
35.52	6.35	353,614	1.92		1.94		(0.25)		49
37.18	7.58	1,837,408	0.77		0.79		0.91		49
36.57	7.05	161,237	1.27		1.29		0.42		49

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (UNAUDITED)
2011 - A	$31.29	$0.08	(c)	$10.50	$10.58	$(0.09)	$—	$(0.09)
2011 - B	27.19	(0.05	)(c)	9.11	9.06	—	—	—
2011 - C	27.14	(0.06	)(c)	9.11	9.05	—	—	—
2011 - Institutional	32.86	0.15	(c)	11.04	11.19	(0.22)	—	(0.22)
2011 - Service	30.71	0.05	(c)	10.32	10.37	(0.07)	—	(0.07)
2011 - IR	31.24	0.10	(c)	10.50	10.60	(0.19)	—	(0.19)
2011 - R	31.08	0.02	(c)	10.44	10.46	(0.08)	—	(0.08)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2010 - A	28.58	0.09	(e)	2.79	2.88	(0.17)	—	(0.17)
2010 - B	24.88	(0.13	)(e)	2.44	2.31	—	—	—
2010 - C	24.85	(0.13	)(e)	2.43	2.30	(0.01)	—	(0.01)
2010 - Institutional	29.99	0.23	(e)	2.91	3.14	(0.27)	—	(0.27)
2010 - Service	28.05	0.05	(e)	2.76	2.81	(0.15)	—	(0.15)
2010 - IR	28.55	0.16	(e)	2.79	2.95	(0.26)	—	(0.26)
2010 - R	28.53	(0.01	)(e)	2.80	2.79	(0.24)	—	(0.24)

2009 - A	34.71	0.18		(6.18)	(6.00)	(0.09)	(0.04)	(0.13)
2009 - B	30.31	(0.01)		(5.38)	(5.39)	—	(0.04)	(0.04)
2009 - C	30.27	(0.01)		(5.37)	(5.38)	—	(0.04)	(0.04)
2009 - Institutional	36.43	0.29		(6.47)	(6.18)	(0.22)	(0.04)	(0.26)
2009 - Service	34.02	0.15		(6.03)	(5.88)	(0.05)	(0.04)	(0.09)
2009 - IR	34.71	0.14		(6.08)	(5.94)	(0.18)	(0.04)	(0.22)
2009 - R	34.61	(0.01)		(6.01)	(6.02)	(0.02)	(0.04)	(0.06)

2008 - A	44.74	0.05		(2.64)	(2.59)	—	(7.44)	(7.44)
2008 - B	40.33	(0.20)		(2.38)	(2.58)	—	(7.44)	(7.44)
2008 - C	40.29	(0.21)		(2.37)	(2.58)	—	(7.44)	(7.44)
2008 - Institutional	46.46	0.20		(2.74)	(2.54)	(0.05)	(7.44)	(7.49)
2008 - Service	44.04	—	(f)	(2.58)	(2.58)	—	(7.44)	(7.44)
2008 - IR (Commenced November 30, 2007)	42.18	0.09		(0.06)	0.03	(0.06)	(7.44)	(7.50)
2008 - R (Commenced November 30, 2007)	42.18	(0.03)		(0.06)	(0.09)	(0.04)	(7.44)	(7.48)

2007 - A	43.93	(0.01)		4.60	4.59	—	(3.78)	(3.78)
2007 - B	40.23	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - C	40.19	(0.31)		4.19	3.88	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.18		4.75	4.93	(0.09)	(3.78)	(3.87)
2007 - Service	43.34	(0.06)		4.54	4.48	—	(3.78)	(3.78)

2006 - A	43.07	0.02		4.07	4.09	—	(3.23)	(3.23)
2006 - B	39.98	(0.28)		3.76	3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)		3.75	3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19		4.20	4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)		4.03	3.99	—	(3.23)	(3.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.35% of average net assets.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.14% of average net assets.
(f)	Amount is less than $0.005 per share.

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$41.78	33.82%	$933,234	1.46	%(d)	1.46	%(d)	0.40	%(c)(d)	25%
36.25	33.32	14,414	2.21	(d)	2.21	(d)	(0.30	)(c)(d)	25
36.19	33.35	74,324	2.21	(d)	2.21	(d)	(0.35	)(c)(d)	25
43.83	34.12	1,650,525	1.06	(d)	1.06	(d)	0.78	(c)(d)	25
41.01	33.79	95,724	1.56	(d)	1.56	(d)	0.28	(c)(d)	25
41.65	33.99	10,559	1.21	(d)	1.21	(d)	0.53	(c)(d)	25
41.46	33.68	19,883	1.71	(d)	1.71	(d)	0.08	(c)(d)	25

31.29	10.11	670,228	1.48		1.48		0.28	(e)	56
27.19	9.28	14,521	2.23		2.23		(0.45	)(e)	56
27.14	9.27	52,143	2.23		2.23		(0.47	)(e)	56
32.86	10.53	943,868	1.08		1.08		0.67	(e)	56
30.71	10.05	58,064	1.58		1.58		0.17	(e)	56
31.24	10.39	3,660	1.23		1.23		0.48	(e)	56
31.08	9.83	8,869	1.73		1.73		(0.03	)(e)	56

28.58	(17.20)	586,680	1.50		1.50		0.72		55
24.88	(17.76)	24,984	2.25		2.25		(0.01)		55
24.85	(17.75)	48,935	2.25		2.25		(0.03)		55
29.99	(16.78)	746,624	1.10		1.10		1.10		55
28.05	(17.24)	44,935	1.60		1.60		0.60		55
28.55	(16.95)	266	1.25		1.25		0.57		55
28.53	(17.35)	445	1.75		1.75		(0.02)		55

34.71	(5.66)	756,153	1.48		1.48		0.11		51
30.31	(6.36)	41,450	2.23		2.23		(0.63)		51
30.27	(6.36)	64,587	2.23		2.23		(0.63)		51
36.43	(5.30)	690,912	1.08		1.08		0.50		51
34.02	(5.74)	61,956	1.58		1.58		0.01		51
34.71	0.20	10	1.23	(d)	1.23	(d)	0.39	(d)	51
34.61	(0.11)	10	1.73	(d)	1.73	(d)	(0.07	)(d)	51

44.74	10.59	1,003,510	1.46		1.47		(0.01)		69
40.33	9.75	68,532	2.21		2.22		(0.74)		69
40.29	9.76	97,013	2.21		2.22		(0.75)		69
46.46	11.04	801,476	1.06		1.07		0.39		69
44.04	10.47	57,875	1.56		1.57		(0.13)		69

43.93	10.01	994,880	1.47		1.48		0.04		46
40.23	9.21	83,531	2.22		2.23		(0.70)		46
40.19	9.19	110,108	2.22		2.23		(0.70)		46
45.40	10.45	711,046	1.07		1.08		0.43		46
43.34	9.88	45,735	1.58		1.58		(0.10)		46

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS FUNDAMENTAL EQUITY VALUE FUNDS

Fund Expenses — Six Month Period Ended February 28, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2010 through February 28, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Growth and Income Fund				Large Cap Value Fund				Mid Cap Value Fund				Small Cap Value Fund
	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the	Account	Account		Paid for the
	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended	Value	Value		6 months ended
Share Class	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*	9/1/10	2/28/11		2/28/11*
Class A
Actual	$1,000.00	$1,250.30		$6.58	$1,000.00	$1,266.40		$6.63	$1,000.00	$1,306.60		$6.63	$1,000.00	$1,338.20		$8.46
Hypothetical 5% return	1,000.00	1,018.94	+	5.91	1,000.00	1,018.94	+	5.91	1,000.00	1,019.04	+	5.81	1,000.00	1,017.55	+	7.30

Class B
Actual	1,000.00	1,246.20		10.75	1,000.00	1,262.40		10.83	1,000.00	1,302.20		10.90	1,000.00	1,333.20		12.78
Hypothetical 5% return	1,000.00	1,015.22	+	9.64	1,000.00	1,015.22	+	9.64	1,000.00	1,015.32	+	9.54	1,000.00	1,013.84	+	11.03

Class C
Actual	1,000.00	1,245.90		10.75	1,000.00	1,262.30		10.83	1,000.00	1,301.80		10.90	1,000.00	1,333.50		12.79
Hypothetical 5% return	1,000.00	1,015.22	+	9.64	1,000.00	1,015.22	+	9.64	1,000.00	1,015.32	+	9.54	1,000.00	1,013.84	+	11.03

Institutional
Actual	1,000.00	1,252.40		4.36	1,000.00	1,269.40		4.39	1,000.00	1,309.60		4.35	1,000.00	1,341.20		6.15
Hypothetical 5% return	1,000.00	1,020.93	+	3.91	1,000.00	1,020.93	+	3.91	1,000.00	1,021.03	+	3.81	1,000.00	1,019.54	+	5.31

Service
Actual	1,000.00	1,250.00		7.14	1,000.00	1,265.20		7.19	1,000.00	1,306.30		7.21	1,000.00	1,337.90		9.04
Hypothetical 5% return	1,000.00	1,018.45	+	6.41	1,000.00	1,018.45	+	6.41	1,000.00	1,018.55	+	6.31	1,000.00	1,017.06	+	7.80

Class IR
Actual	1,000.00	1,252.20		5.19	1,000.00	1,268.10		5.23	1,000.00	1,308.70		5.21	1,000.00	1,339.90		7.02
Hypothetical 5% return	1,000.00	1,020.18	+	4.66	1,000.00	1,020.18	+	4.66	1,000.00	1,020.28	+	4.56	1,000.00	1,018.79	+	6.06

Class R
Actual	1,000.00	1,249.10		7.97	1,000.00	1,264.50		8.03	1,000.00	1,305.10		8.06	1,000.00	1,336.80		9.91
Hypothetical 5% return	1,000.00	1,017.70	+	7.15	1,000.00	1,017.70	+	7.15	1,000.00	1,017.80	+	7.05	1,000.00	1,016.31	+	8.55

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Growth and Income	1.18%	1.93%	1.93%	0.78%	1.28%	0.93%	1.43%
Large Cap Value	1.18	1.93	1.93	0.78	1.28	0.93	1.43
Mid Cap Value	1.16	1.91	1.91	0.76	1.26	0.91	1.41
Small Cap Value	1.46	2.21	2.21	1.06	1.56	1.21	1.71

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $717.1 billion in assets under management as of December 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper FundSM 5
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund changed its name to the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[5]	Effective July 31, 2010, the Goldman Sachs Tollkeeper Fund was renamed the Goldman Sachs Technology Tollkeeper Fund.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 51521.MF.MED.TMPL/4/2011 EQVALSAR11 / 434K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 2, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	May 2, 2011